AMERITAS VARIABLE SEPARATE ACCOUNT V

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025

AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Variable Separate Account V

and the Board of Directors of Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the subaccounts of Ameritas Variable Separate Account V (the “Account”) listed in Note 1 as of December 31, 2025, the related statements of operations, the statements of changes in net assets, the financial highlights, and the related notes for the periods presented in Note 1 (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2025, and the results of their operations, the changes in their net assets, and the financial highlights for periods presented in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 19, 2026

We have served as the Account’s auditor since 1986.

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FS-3

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS
INVESTMENTS AT FAIR VALUE:

Fidelity(R) Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Initial Class (Equity-Income IC) -
980,725.342 shares at $29.43 per share (cost $23,131,443)	$28,862,747
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class (Equity-Income SC) -
13,907.923 shares at $29.16 per share (cost $328,409)	405,555
Fidelity(R) VIP Growth Portfolio, Initial Class (Growth IC) -
653,054.325 shares at $97.72 per share (cost $49,461,343)	63,816,469
Fidelity(R) VIP Growth Portfolio, Service Class (Growth SC) -
14,976.602 shares at $96.56 per share (cost $1,130,392)	1,446,141
Fidelity(R) VIP High Income Portfolio, Initial Class (High Income IC) -
2,582,759.734 shares at $4.88 per share (cost $13,521,008)	12,603,868
Fidelity(R) VIP High Income Portfolio, Service Class (High Income SC) -
30,754.137 shares at $4.84 per share (cost $161,093)	148,850
Fidelity(R) VIP Overseas Portfolio, Initial Class (Overseas IC) -
417,807.210 shares at $27.52 per share (cost $9,323,079)	11,498,054
Fidelity(R) VIP Overseas Portfolio, Service Class (Overseas SC) -
4,280.599 shares at $27.32 per share (cost $97,241)	116,946
Fidelity(R) VIP Asset Manager 50% Portfolio, Initial Class (Asset Mgr. IC) -
581,505.949 shares at $17.62 per share (cost $9,010,048)	10,246,135
Fidelity(R) VIP Asset Manager 50% Portfolio, Service Class (Asset Mgr. SC) -
2,936.371 shares at $17.39 per share (cost $45,671)	51,063
Fidelity(R) VIP Investment Grade Bond Portfolio, Initial Class (Inv. Bond IC) -
1,069,118.870 shares at $11.36 per share (cost $13,282,422)	12,145,190
Fidelity(R) VIP Contrafund(SM) Portfolio, Initial Class (Contrafund IC) -
873,049.018 shares at $59.89 per share (cost $36,070,518)	52,286,906
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class (Contrafund SC) -
30,658.003 shares at $59.33 per share (cost $1,278,144)	1,818,939
Fidelity(R) VIP Asset Manager 70% Portfolio, Initial Class (Asset Mgr. Gr. IC) -
96,411.133 shares at $25.87 per share (cost $1,757,587)	2,494,156
Fidelity(R) VIP Asset Manager 70% Portfolio, Service Class (Asset Mgr. Gr. SC) -
13,873.444 shares at $25.57 per share (cost $251,284)	354,744
Fidelity(R) VIP Mid Cap Portfolio, Initial Class (Mid Cap IC) -
89,609.112 shares at $37.51 per share (cost $3,249,242)	3,361,238
Fidelity(R) VIP Strategic Income Portfolio, Initial Class (Strategic IC) -
10,321.028 shares at $11.23 per share (cost $114,690)	115,905
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
22,514,848.320 shares at $1.00 per share (cost $22,514,848)	22,514,848
The Alger Portfolios (Alger):
Alger Balanced Portfolio, Class I-2 (Balanced) -
329,234.666 shares at $22.56 per share (cost $5,282,318)	7,427,534

The accompanying notes are an integral part of these financial statements.

FS-4

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

The Alger Portfolios (Alger), continued:
Alger Capital Appreciation Portfolio, Class I-2 (Capital App) -
80,053.718 shares at $128.85 per share (cost $7,325,564)	$10,314,922
MFS(R) Variable Insurance Trust (MFS):
MFS(R) Utilities Series Portfolio, Initial Class (Utilities) -
245,823.605 shares at $37.73 per share (cost $7,377,890)	9,274,925
MFS(R) New Discovery Series Portfolio, Initial Class (New Discovery) -
347,221.439 shares at $15.60 per share (cost $5,777,073)	5,416,654
MFS(R) Total Return Series Portfolio, Initial Class (Total Return) -
48,017.997 shares at $23.33 per share (cost $1,102,180)	1,120,260
MFS(R) Value Series Portfolio, Initial Class (Value) -
46,100.475 shares at $22.26 per share (cost $974,248)	1,026,197
MFS(R) Variable Insurance Trust II (MFS):
MFS(R) Income Portfolio, Initial Class (Strategic) -
216,586.848 shares at $8.54 per share (cost $2,021,282)	1,849,652
MFS(R) Research International Portfolio, Initial Class (Research) -
374,809.129 shares at $20.61 per share (cost $6,078,098)	7,724,816
MFS(R) Variable Insurance Trust III (MFS):
MFS(R) Global Real Estate Portfolio, Initial Class (Global Real Estate) -
1,370.391 shares at $12.69 per share (cost $17,907)	17,390
Morgan Stanley Variable Insurance Fund, Inc. (Van Kampen):
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I (Emerging Markets) -
688,317.202 shares at $17.57 per share (cost $9,876,244)	12,093,733
Morgan Stanley VIF Global Strategist Portfolio, Class I (Intl. Magnum) -
146,888.063 shares at $10.44 per share (cost $1,448,710)	1,533,511
Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
721,247.984 shares at $2.850 per share (cost $1,690,518)	2,055,557
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
17,376.772 shares at $26.47 per share (cost $491,110)	459,963
Lincoln Variable Insurance Products Trust (Lincoln):
LVIP American Century Disciplined Core Value Fund Portfolio, Standard Class II
(Disciplined Core Value II) -
1,679,589.684 shares at $9.680 per share (cost $13,713,423)	16,258,428
LVIP American Century Value Fund Portfolio, Standard Class II (Value II) -
6,581.742 shares at $12.919 per share (cost $79,061)	85,030
LVIP American Century Mid Cap Value Fund Portfolio, Standard Class II (Mid Cap Value II) -
545,808.220 shares at $19.349 per share (cost $10,528,909)	10,560,843

The accompanying notes are an integral part of these financial statements.

FS-5

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

AIM Variable Insurance Funds (AIM):
Invesco V.I. EQV International Equity Fund Portfolio, Series I (Intl. Growth) -
190,433.644 shares at $36.11 per share (cost $6,388,988)	$6,876,559
Invesco V.I. Global Real Estate Fund Portfolio, Series I (Global) -
56,783.240 shares at $14.16 per share (cost $867,729)	804,051
Invesco V.I. Small Cap Equity Fund Portfolio, Series I (Small Cap) -
49,082.982 shares at $20.06 per share (cost $912,802)	984,605
Invesco V.I. Global Core Equity Fund Portfolio, Series I (Global Value) -
283,598.464 shares at $11.79 per share (cost $2,902,721)	3,343,626
Invesco V.I. Discovery Mid Cap Growth Fund Portfolio, Series I (Discovery Mid Cap) -
28,922.572 shares at $75.21 per share (cost $2,215,447)	2,175,267
Invesco V.I. Global Fund Portfolio, Series I (Global Securities) -
116,118.587 shares at $37.95 per share (cost $4,500,024)	4,406,700
Calvert Variable Trust, Inc. (Summit):
CVT S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
341,035.534 shares at $127.43 per share (cost $32,404,666)	43,458,158
CVT Russell 2000 Small Cap Index Portfolio, Class I (Russell Small Cap) -
394,833.483 shares at $90.62 per share (cost $29,858,636)	35,779,810
CVT Nasdaq 100 Index Portfolio, Class I (Nasdaq-100 Index) -
142,717.986 shares at $197.98 per share (cost $13,359,759)	28,255,307
CVT EAFE International Index Portfolio, Class I (EAFE Intl.) -
134,530.727 shares at $122.51 per share (cost $11,342,116)	16,481,359
CVT Investment Grade Bond Index Portfolio, Class I (Barclays) -
210,244.546 shares at $49.29 per share (cost $11,164,207)	10,362,954
CVT S&P 500 Index Portfolio (S&P 500) -
689,504.840 shares at $213.87 per share (cost $93,396,496)	147,464,400
CVT Volatility Managed Moderate Portfolio, Class F (Moderate) -
186,291.560 shares at $17.22 per share (cost $3,192,012)	3,207,941
CVT Volatility Managed Growth Portfolio, Class F (Growth) -
2,115.587 shares at $19.49 per share (cost $42,592)	41,233
CVT Volatility Managed Moderate Growth Portfolio, Class F (Mod. Growth) -
330,512.754 shares at $19.46 per share (cost $5,984,184)	6,431,778
Third Avenue Variable Series Trust (Third Avenue):
Third Avenue Value Portfolio (Value) -
515,482.516 shares at $25.04 per share (cost $10,104,979)	12,907,682
BNY Mellon Investment Portfolios (Dreyfus):
BNY Mellon MidCap Stock Portfolio, Service Shares (MidCap) -
79,327.204 shares at $20.20 per share (cost $1,373,818)	1,602,410

The accompanying notes are an integral part of these financial statements.

FS-6

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Deutsche DWS Variable Series II (Scudder):
DWS Small Mid Cap Value VIP Portfolio, Class A (Small Mid Value) -
150,797.147 shares at $14.09 per share (cost $1,988,869)	$2,124,732
DWS International Opportunities VIP Portfolio, Class A (Thematic) -
18,350.953 shares at $19.22 per share (cost $298,366)	352,705
Deutsche DWS Variable Series I (Scudder):
DWS Capital Growth VIP Portfolio, Class A (Capital Growth) -
17,364.429 shares at $42.96 per share (cost $619,531)	745,976
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I (Regency) -
39,136.143 shares at $16.41 per share (cost $652,535)	642,224
Neuberger Berman AMT Quality Equity Portfolio, Class I (Equity) -
9,401.104 shares at $42.76 per share (cost $289,389)	401,991
T. Rowe Price Equity Series, Inc. (T. Rowe):
T. Rowe Price Blue Chip Growth Portfolio-II (Blue Chip) -
334,109.265 shares at $60.72 per share (cost $12,491,702)	20,287,115
T. Rowe Price Equity Income Portfolio-II (Equity Income) -
10,150.658 shares at $28.66 per share (cost $284,406)	290,918
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Franklin Income VIP Fund Portfolio, Class 2 (Income) -
37,011.429 shares at $15.16 per share (cost $542,549)	561,093
Templeton Global Bond VIP Fund Portfolio, Class 2 (Global Bond) -
300,893.147 shares at $13.17 per share (cost $4,446,397)	3,962,763
Ivy Variable Insurance Portfolios (Ivy):
Nomura VIP Science and Technology Series Portfolio, Service Class (Science) -
95,035.472 shares at $32.6600 per share (cost $2,423,296)	3,103,859
Nomura VIP Balanced Series Portfolio, Service Class (Balanced) -
40,541.165 shares at $6.5300 per share (cost $253,320)	264,734
PIMCO Variable Insurance Trust (Pimco):
PIMCO Total Return Portfolio, Administrative Class (Total Return) -
238,643.425 shares at $9.45 per share (cost $2,451,574)	2,255,180
PIMCO Low Duration Portfolio, Administrative Class (Low Duration) -
95,426.678 shares at $9.78 per share (cost $946,414)	933,273
PIMCO Real Return Portfolio, Advisor Class (Real Return) -
4,965.050 shares at $12.01 per share (cost $61,940)	59,630
ALPS Variable Investment Trust (Ibbotson):
Morningstar Balanced ETF Asset Allocation Portfolio, Class II (Balanced) -
81,155.458 shares at $11.25 per share (cost $901,071)	912,999

The accompanying notes are an integral part of these financial statements.

FS-7

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

ALPS Variable Investment Trust (Ibbotson), continued:
Morningstar Growth ETF Asset Allocation Portfolio, Class II (Growth) -
28,610.730 shares at $13.35 per share (cost $354,831)	$381,953
Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II (Income) -
34,353.390 shares at $10.41 per share (cost $364,507)	357,619
American Funds Insurance Series(R) (American Funds):
American Funds(R) IS New World Fund Portfolio, Class 2 (IS New World) -
3,267.090 shares at $32.03 per share (cost $88,932)	104,645

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$673,834,418

The accompanying notes are an integral part of these financial statements.

FS-8

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$491,975
Mortality and expense risk charge	(123,711)
Net investment income(loss)	368,264

Realized gain(loss) on investments:
Net realized gain distributions	1,521,827
Net realized gain(loss) on sale of fund shares	473,094
Net realized gain(loss)	1,994,921

Change in unrealized appreciation/depreciation	2,257,754

Net increase(decrease) in net assets resulting
from operations	$4,620,939

	Equity-Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$368,264	$339,985
Net realized gain(loss)	1,994,921	1,882,805
Net change in unrealized appreciation/depreciation	2,257,754	1,316,100
Net increase(decrease) in net assets resulting
from operations	4,620,939	3,538,890

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	705,560	725,917
Subaccounts transfers (including fixed account), net	(156,537)	(462,495)
Transfers for policyowner benefits and terminations	(1,567,630)	(909,087)
Policyowner maintenance charges	(979,081)	(1,024,441)
Net increase(decrease) from policyowner transactions	(1,997,688)	(1,670,106)

Total increase(decrease) in net assets	2,623,251	1,868,784
Net assets at beginning of period	26,239,496	24,370,712
Net assets at end of period	$28,862,747	$26,239,496

The accompanying notes are an integral part of these financial statements.

FS-9

Fidelity
Equity-Income
SC		Growth IC		Growth SC

2025		2025		2025

$6,577		$176,169		$2,812
(1,708)		(326,376)		(6,325)
4,869		(150,207)		(3,513)

21,462		7,822,387		180,436
4,755		1,700,866		48,280
26,217		9,523,253		228,716

33,969		(1,045,752)		(40,674)

$65,055		$8,327,294		$184,529

Equity-Income SC		Growth IC		Growth SC

2025	2024	2025	2024	2025	2024

$4,869	$4,457	$(150,207)	$(308,160)	$(3,513)	$(6,128)
26,217	24,003	9,523,253	14,609,329	228,716	329,245
33,969	17,063	(1,045,752)	(144,883)	(40,674)	14,513

65,055	45,523	8,327,294	14,156,286	184,529	337,630

11,579	10,231	1,029,591	1,027,714	7,384	8,228
(345)	12,539	(1,564,095)	425,193	(129,681)	10,679
(9,238)	(7,307)	(2,548,896)	(2,274,942)	(388)	(5,281)
(14,656)	(16,270)	(1,825,028)	(1,869,337)	(59,191)	(57,892)
(12,660)	(807)	(4,908,428)	(2,691,372)	(181,876)	(44,266)

52,395	44,716	3,418,866	11,464,914	2,653	293,364
353,160	308,444	60,397,603	48,932,689	1,443,488	1,150,124
$405,555	$353,160	$63,816,469	$60,397,603	$1,446,141	$1,443,488

FS-10

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	High Income
	IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$792,038
Mortality and expense risk charge	(41,748)
Net investment income(loss)	750,290

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(89,684)
Net realized gain(loss)	(89,684)

Change in unrealized appreciation/depreciation	486,115

Net increase(decrease) in net assets resulting
from operations	$1,146,721

	High Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$750,290	$664,348
Net realized gain(loss)	(89,684)	(53,746)
Net change in unrealized appreciation/depreciation	486,115	340,562
Net increase(decrease) in net assets resulting
from operations	1,146,721	951,164

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	583,407	599,478
Subaccounts transfers (including fixed account), net	58,120	432,763
Transfers for policyowner benefits and terminations	(705,882)	(413,614)
Policyowner maintenance charges	(513,465)	(546,010)
Net increase(decrease) from policyowner transactions	(577,820)	72,617

Total increase(decrease) in net assets	568,901	1,023,781
Net assets at beginning of period	12,034,967	11,011,186
Net assets at end of period	$12,603,868	$12,034,967

The accompanying notes are an integral part of these financial statements.

FS-11

Fidelity
High Income
SC		Overseas IC		Overseas SC

2025		2025		2025

$9,340		$180,630		$1,773
(647)		(50,278)		(523)
8,693		130,352		1,250

-		1,007,215		10,342
(1,154)		549,872		3,389
(1,154)		1,557,087		13,731

6,052		398,488		5,719

$13,591		$2,085,927		$20,700

High Income SC		Overseas IC		Overseas SC

2025	2024	2025	2024	2025	2024

$8,693	$7,362	$130,352	$129,485	$1,250	$1,377
(1,154)	(1,471)	1,557,087	716,971	13,731	8,759
6,052	4,995	398,488	(355,172)	5,719	(5,871)

13,591	10,886	2,085,927	491,284	20,700	4,265

8,558	6,680	437,216	379,700	2,936	1,554
1,280	2,552	(440,482)	45,289	(290)	13,631
-	(42)	(580,970)	(494,063)	(283)	(5,470)
(14,656)	(13,170)	(448,547)	(441,929)	(14,742)	(12,864)
(4,818)	(3,980)	(1,032,783)	(511,003)	(12,379)	(3,149)

8,773	6,906	1,053,144	(19,719)	8,321	1,116
140,077	133,171	10,444,910	10,464,629	108,625	107,509
$148,850	$140,077	$11,498,054	$10,444,910	$116,946	$108,625

FS-12

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Asset Mgr. IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$246,834
Mortality and expense risk charge	(61,055)
Net investment income(loss)	185,779

Realized gain(loss) on investments:
Net realized gain distributions	453,056
Net realized gain(loss) on sale of fund shares	75,902
Net realized gain(loss)	528,958

Change in unrealized appreciation/depreciation	617,938

Net increase(decrease) in net assets resulting
from operations	$1,332,675

	Asset Mgr. IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$185,779	$175,390
Net realized gain(loss)	528,958	129,082
Net change in unrealized appreciation/depreciation	617,938	431,096
Net increase(decrease) in net assets resulting
from operations	1,332,675	735,568

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	341,152	357,722
Subaccounts transfers (including fixed account), net	(262,016)	(241,840)
Transfers for policyowner benefits and terminations	(264,077)	(290,642)
Policyowner maintenance charges	(570,843)	(571,734)
Net increase(decrease) from policyowner transactions	(755,784)	(746,494)

Total increase(decrease) in net assets	576,891	(10,926)
Net assets at beginning of period	9,669,244	9,680,170
Net assets at end of period	$10,246,135	$9,669,244

The accompanying notes are an integral part of these financial statements.

FS-13

Fidelity

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2025		2025		2025

$1,224		$426,511		$68,590
(216)		(33,305)		(213,411)
1,008		393,206		(144,821)

2,184		-		7,839,849
181		(102,447)		1,896,689
2,365		(102,447)		9,736,538

3,086		504,369		(245,996)

$6,459		$795,128		$9,345,721

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2025	2024	2025	2024	2025	2024

$1,008	$877	$393,206	$369,817	$(144,821)	$(114,862)
2,365	404	(102,447)	(46,426)	9,736,538	7,276,886
3,086	2,040	504,369	(155,369)	(245,996)	4,870,299

6,459	3,321	795,128	168,022	9,345,721	12,032,323

1,078	1,078	652,851	668,962	1,551,570	1,439,704
(147)	1,588	285,729	989,447	(1,674,886)	(350,235)
-	-	(632,024)	(391,438)	(1,853,191)	(1,802,150)
(2,330)	(2,017)	(625,669)	(637,879)	(1,718,800)	(1,688,045)
(1,399)	649	(319,113)	629,092	(3,695,307)	(2,400,726)

5,060	3,970	476,015	797,114	5,650,414	9,631,597
46,003	42,033	11,669,175	10,872,061	46,636,492	37,004,895
$51,063	$46,003	$12,145,190	$11,669,175	$52,286,906	$46,636,492

FS-14

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Contrafund SC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$863
Mortality and expense risk charge	(7,600)
Net investment income(loss)	(6,737)

Realized gain(loss) on investments:
Net realized gain distributions	274,885
Net realized gain(loss) on sale of fund shares	50,438
Net realized gain(loss)	325,323

Change in unrealized appreciation/depreciation	5,981

Net increase(decrease) in net assets resulting
from operations	$324,567

	Contrafund SC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(6,737)	$(5,624)
Net realized gain(loss)	325,323	271,489
Net change in unrealized appreciation/depreciation	5,981	162,765
Net increase(decrease) in net assets resulting
from operations	324,567	428,630

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	22,947	19,169
Subaccounts transfers (including fixed account), net	(18,544)	20,026
Transfers for policyowner benefits and terminations	(15,944)	(60,107)
Policyowner maintenance charges	(106,259)	(93,905)
Net increase(decrease) from policyowner transactions	(117,800)	(114,817)

Total increase(decrease) in net assets	206,767	313,813
Net assets at beginning of period	1,612,172	1,298,359
Net assets at end of period	$1,818,939	$1,612,172

The accompanying notes are an integral part of these financial statements.

FS-15

Fidelity
Asset Mgr.		Asset Mgr.
Gr. IC		Gr. SC		Mid Cap IC

2025		2025		2025

$43,163		$5,999		$14,166
(11,793)		(1,458)		(14,701)
31,370		4,541		(535)

78,131		10,631		368,288
70,780		1,920		2,778
148,911		12,551		371,066

212,232		36,061		(27,092)

$392,513		$53,153		$343,439

Asset Mgr. Gr. IC		Asset Mgr. Gr. SC		Mid Cap IC

2025	2024	2025	2024	2025	2024

$31,370	$29,417	$4,541	$3,739	$(535)	$1,196
148,911	62,053	12,551	7,811	371,066	451,642
212,232	119,148	36,061	17,886	(27,092)	(28,530)

392,513	210,618	53,153	29,436	343,439	424,308

81,983	78,740	7,362	7,367	203,058	200,598
(100,867)	210,904	(248)	(10,978)	(33,459)	(32,355)
(64,567)	(61,859)	-	-	(31,183)	(59,506)
(101,481)	(103,750)	(8,775)	(7,910)	(107,633)	(113,688)
(184,932)	124,035	(1,661)	(11,521)	30,783	(4,951)

207,581	334,653	51,492	17,915	374,222	419,357
2,286,575	1,951,922	303,252	285,337	2,987,016	2,567,659
$2,494,156	$2,286,575	$354,744	$303,252	$3,361,238	$2,987,016

FS-16

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Strategic IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$4,228
Mortality and expense risk charge	(629)
Net investment income(loss)	3,599

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(93)
Net realized gain(loss)	(93)

Change in unrealized appreciation/depreciation	4,960

Net increase(decrease) in net assets resulting
from operations	$8,466

	Strategic IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,599	$2,974
Net realized gain(loss)	(93)	(51)
Net change in unrealized appreciation/depreciation	4,960	1,835
Net increase(decrease) in net assets resulting
from operations	8,466	4,758

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	23,622	21,523
Subaccounts transfers (including fixed account), net	(5,814)	929
Transfers for policyowner benefits and terminations	(1,188)	(684)
Policyowner maintenance charges	(10,213)	(9,614)
Net increase(decrease) from policyowner transactions	6,407	12,154

Total increase(decrease) in net assets	14,873	16,912
Net assets at beginning of period	101,032	84,120
Net assets at end of period	$115,905	$101,032

The accompanying notes are an integral part of these financial statements.

FS-17

Fidelity		Alger

Money Market		Balanced		Capital App

2025		2025		2025

$917,638		$194,265		$-
(81,348)		(28,651)		(52,314)
836,290		165,614		(52,314)

-		701,805		1,622,190
-		312,993		170,336
-		1,014,798		1,792,526

-		(153,075)		719,338

$836,290		$1,027,337		$2,459,550

Money Market		Balanced		Capital App

2025	2024	2025	2024	2025	2024

$836,290	$511,869	$165,614	$(28,860)	$(52,314)	$(42,658)
-	-	1,014,798	251,436	1,792,526	149,450
-	-	(153,075)	799,989	719,338	2,278,686

836,290	511,869	1,027,337	1,022,565	2,459,550	2,385,478

1,579,359	1,132,637	226,286	225,526	779,180	644,571
6,525,097	18,789,639	(48,408)	73,524	(98,406)	(435,478)
(8,110,645)	(6,188,907)	(495,105)	(509,529)	(17,929)	(153,838)
(1,369,440)	(938,126)	(274,438)	(290,804)	(191,630)	(174,337)
(1,375,629)	12,795,243	(591,665)	(501,283)	471,215	(119,082)

(539,339)	13,307,112	435,672	521,282	2,930,765	2,266,396
23,054,187	9,747,075	6,991,862	6,470,580	7,384,157	5,117,761
$22,514,848	$23,054,187	$7,427,534	$6,991,862	$10,314,922	$7,384,157

FS-18

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Utilities

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$258,621
Mortality and expense risk charge	(37,972)
Net investment income(loss)	220,649

Realized gain(loss) on investments:
Net realized gain distributions	118,274
Net realized gain(loss) on sale of fund shares	172,921
Net realized gain(loss)	291,195

Change in unrealized appreciation/depreciation	700,454

Net increase(decrease) in net assets resulting
from operations	$1,212,298

	Utilities

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$220,649	$163,707
Net realized gain(loss)	291,195	462,446
Net change in unrealized appreciation/depreciation	700,454	296,592
Net increase(decrease) in net assets resulting
from operations	1,212,298	922,745

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	353,795	317,355
Subaccounts transfers (including fixed account), net	(260,127)	(414,483)
Transfers for policyowner benefits and terminations	(462,866)	(559,549)
Policyowner maintenance charges	(365,909)	(391,606)
Net increase(decrease) from policyowner transactions	(735,107)	(1,048,283)

Total increase(decrease) in net assets	477,191	(125,538)
Net assets at beginning of period	8,797,734	8,923,272
Net assets at end of period	$9,274,925	$8,797,734

The accompanying notes are an integral part of these financial statements.

FS-19

MFS
New
Discovery		Total Return		Value

2025		2025		2025

$-		$29,622		$16,148
(20,305)		(4,514)		(6,469)
(20,305)		25,108		9,679

-		78,987		75,121
(143,897)		1,194		12,510
(143,897)		80,181		87,631

773,042		4,321		20,766

$608,840		$109,610		$118,076

New Discovery		Total Return		Value

2025	2024	2025	2024	2025	2024

$(20,305)	$(20,951)	$25,108	$17,808	$9,679	$8,480
(143,897)	(86,415)	80,181	46,300	87,631	105,311
773,042	425,871	4,321	(5,177)	20,766	425

608,840	318,505	109,610	58,931	118,076	114,216

116,424	118,090	63,466	55,447	109,257	102,098
(19,639)	41,892	24,133	100,884	(22,568)	(105,707)
(294,610)	(155,325)	(24,653)	(11,175)	(121,708)	(331,276)
(161,440)	(175,702)	(40,991)	(37,131)	(24,887)	(27,480)
(359,265)	(171,045)	21,955	108,025	(59,906)	(362,365)

249,575	147,460	131,565	166,956	58,170	(248,149)
5,167,079	5,019,619	988,695	821,739	968,027	1,216,176
$5,416,654	$5,167,079	$1,120,260	$988,695	$1,026,197	$968,027

FS-20

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Strategic

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$75,617
Mortality and expense risk charge	(6,837)
Net investment income(loss)	68,780

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(21,712)
Net realized gain(loss)	(21,712)

Change in unrealized appreciation/depreciation	71,638

Net increase(decrease) in net assets resulting
from operations	$118,706

	Strategic

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$68,780	$61,118
Net realized gain(loss)	(21,712)	(28,641)
Net change in unrealized appreciation/depreciation	71,638	10,674
Net increase(decrease) in net assets resulting
from operations	118,706	43,151

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	75,712	104,842
Subaccounts transfers (including fixed account), net	46,949	202,098
Transfers for policyowner benefits and terminations	(78,922)	(41,182)
Policyowner maintenance charges	(102,096)	(117,843)
Net increase(decrease) from policyowner transactions	(58,357)	147,915

Total increase(decrease) in net assets	60,349	191,066
Net assets at beginning of period	1,789,303	1,598,237
Net assets at end of period	$1,849,652	$1,789,303

The accompanying notes are an integral part of these financial statements.

FS-21

MFS				Van Kampen
		Global		Emerging
Research		Real Estate		Markets

2025		2025		2025

$103,344		$269		$42,833
(21,010)		(95)		(34,023)
82,334		174		8,810

-		-		355,707
150,097		(11)		150,908
150,097		(11)		506,615

1,176,331		158		2,490,364

$1,408,762		$321		$3,005,789

Research		Global Real Estate		Emerging Markets

2025	2024	2025	2024	2025	2024

$82,334	$88,890	$174	$137	$8,810	$97,249
150,097	57,720	(11)	(10)	506,615	(12,357)
1,176,331	42,217	158	(453)	2,490,364	616,099

1,408,762	188,827	321	(326)	3,005,789	700,991

445,040	411,676	3,477	3,094	558,171	586,152
(292,812)	187,659	3,433	1	(71,597)	(103,123)
(306,952)	(349,054)	-	-	(588,097)	(409,541)
(291,437)	(296,631)	(438)	(426)	(429,954)	(424,620)
(446,161)	(46,350)	6,472	2,669	(531,477)	(351,132)

962,601	142,477	6,793	2,343	2,474,312	349,859
6,762,215	6,619,738	10,597	8,254	9,619,421	9,269,562
$7,724,816	$6,762,215	$17,390	$10,597	$12,093,733	$9,619,421

FS-22

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Van Kampen

	Intl. Magnum

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(5,901)
Net investment income(loss)	(5,901)

Realized gain(loss) on investments:
Net realized gain distributions	50,473
Net realized gain(loss) on sale of fund shares	(3,847)
Net realized gain(loss)	46,626

Change in unrealized appreciation/depreciation	185,066

Net increase(decrease) in net assets resulting
from operations	$225,791

	Intl. Magnum

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(5,901)	$(5,777)
Net realized gain(loss)	46,626	(15,837)
Net change in unrealized appreciation/depreciation	185,066	117,818
Net increase(decrease) in net assets resulting
from operations	225,791	96,204

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	53,697	63,359
Subaccounts transfers (including fixed account), net	(6,955)	21,834
Transfers for policyowner benefits and terminations	(85,649)	(116,096)
Policyowner maintenance charges	(56,777)	(60,291)
Net increase(decrease) from policyowner transactions	(95,684)	(91,194)

Total increase(decrease) in net assets	130,107	5,010
Net assets at beginning of period	1,403,404	1,398,394
Net assets at end of period	$1,533,511	$1,403,404

The accompanying notes are an integral part of these financial statements.

FS-23

Calvert				Lincoln
				Disciplined
Balanced		Mid Cap		Core Value II

2025		2025		2025

$31,491		$1,723		$259,384
(7,991)		(1,361)		(39,155)
23,500		362		220,229

103,297		27,540		-
42,187		(1,140)		151,672
145,484		26,400		151,672

34,583		(21,355)		1,768,402

$203,567		$5,407		$2,140,303

Balanced		Mid Cap		Disciplined Core Value II

2025	2024	2025	2024	2025	2024

$23,500	$23,630	$362	$(812)	$220,229	$114,631
145,484	51,041	26,400	3,454	151,672	63,910
34,583	224,090	(21,355)	42,042	1,768,402	776,604

203,567	298,761	5,407	44,684	2,140,303	955,145

121,362	118,914	984	1,074	636,738	431,168
(77,486)	114,692	4	(3,128)	(171,835)	14,412,734
(48,416)	(66,637)	(15,577)	(3,728)	(760,632)	(425,514)
(76,983)	(72,557)	(13,285)	(15,097)	(557,902)	(401,777)
(81,523)	94,412	(27,874)	(20,879)	(853,631)	14,016,611

122,044	393,173	(22,467)	23,805	1,286,672	14,971,756
1,933,513	1,540,340	482,430	458,625	14,971,756	-
$2,055,557	$1,933,513	$459,963	$482,430	$16,258,428	$14,971,756

FS-24

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Lincoln

	Value II

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,315
Mortality and expense risk charge	(158)
Net investment income(loss)	1,157

Realized gain(loss) on investments:
Net realized gain distributions	6,239
Net realized gain(loss) on sale of fund shares	221
Net realized gain(loss)	6,460

Change in unrealized appreciation/depreciation	4,125

Net increase(decrease) in net assets resulting
from operations	$11,742

	Value II

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,157	$1,576
Net realized gain(loss)	6,460	1,248
Net change in unrealized appreciation/depreciation	4,125	1,845
Net increase(decrease) in net assets resulting
from operations	11,742	4,669

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	2,789	1,974
Subaccounts transfers (including fixed account), net	590	70,627
Transfers for policyowner benefits and terminations	(760)	-
Policyowner maintenance charges	(4,035)	(2,566)
Net increase(decrease) from policyowner transactions	(1,416)	70,035

Total increase(decrease) in net assets	10,326	74,704
Net assets at beginning of period	74,704	-
Net assets at end of period	$85,030	$74,704

The accompanying notes are an integral part of these financial statements.

FS-25

Lincoln		AIM
Mid Cap		Intl.
Value II		Growth		Global

2025		2025		2025

$197,553		$94,543		$15,979
(41,662)		(20,452)		(3,569)
155,891		74,091		12,410

835,014		419,621		-
18,007		65,813		(7,451)
853,021		485,434		(7,451)

(193,258)		403,421		49,884

$815,654		$962,946		$54,843

Mid Cap Value II		Intl. Growth		Global

2025	2024	2025	2024	2025	2024

$155,891	$167,566	$74,091	$88,298	$12,410	$16,014
853,021	205,435	485,434	63,912	(7,451)	(10,292)
(193,258)	225,190	403,421	(132,948)	49,884	(23,344)

815,654	598,191	962,946	19,262	54,843	(17,622)

772,076	490,743	348,975	363,764	44,312	46,726
185,339	8,759,072	(59,577)	156,096	28,015	3,417
(285,235)	(189,779)	(282,019)	(311,064)	(41,459)	(34,882)
(342,159)	(243,059)	(242,981)	(250,630)	(29,356)	(30,379)
330,021	8,816,977	(235,602)	(41,834)	1,512	(15,118)

1,145,675	9,415,168	727,344	(22,572)	56,355	(32,740)
9,415,168	-	6,149,215	6,171,787	747,696	780,436
$10,560,843	$9,415,168	$6,876,559	$6,149,215	$804,051	$747,696

FS-26

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	AIM

	Small Cap

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(5,694)
Net investment income(loss)	(5,694)

Realized gain(loss) on investments:
Net realized gain distributions	42,272
Net realized gain(loss) on sale of fund shares	5,563
Net realized gain(loss)	47,835

Change in unrealized appreciation/depreciation	20,386

Net increase(decrease) in net assets resulting
from operations	$62,527

	Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(5,694)	$(4,566)
Net realized gain(loss)	47,835	40,002
Net change in unrealized appreciation/depreciation	20,386	98,437
Net increase(decrease) in net assets resulting
from operations	62,527	133,873

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	59,369	67,299
Subaccounts transfers (including fixed account), net	6,306	(40,600)
Transfers for policyowner benefits and terminations	(9,635)	(39,328)
Policyowner maintenance charges	(22,695)	(23,929)
Net increase(decrease) from policyowner transactions	33,345	(36,558)

Total increase(decrease) in net assets	95,872	97,315
Net assets at beginning of period	888,733	791,418
Net assets at end of period	$984,605	$888,733

The accompanying notes are an integral part of these financial statements.

FS-27

AIM
		Discovery		Global
Global Value		Mid Cap		Securities

2025		2025		2025

$44,628		$-		$-
(9,785)		(6,246)		(24,883)
34,843		(6,246)		(24,883)

220,960		182,731		765,701
34,258		8,443		8,788
255,218		191,174		774,489

162,058		(91,428)		(208,239)

$452,119		$93,500		$541,367

Global Value		Discovery Mid Cap		Global Securities

2025	2024	2025	2024	2025	2024

$34,843	$24,143	$(6,246)	$(6,214)	$(24,883)	$(22,912)
255,218	50,625	191,174	(27,461)	774,489	217,977
162,058	380,559	(91,428)	420,177	(208,239)	257,149

452,119	455,327	93,500	386,502	541,367	452,214

104,413	107,686	51,301	55,460	555,287	498,191
18,211	(7,486)	(525,683)	526,149	5,000	(290,304)
(198,258)	(229,807)	(66,980)	(43,225)	(17,130)	(50,730)
(108,919)	(115,399)	(60,323)	(61,872)	(105,753)	(109,927)
(184,553)	(245,006)	(601,685)	476,512	437,404	47,230

267,566	210,321	(508,185)	863,014	978,771	499,444
3,076,060	2,865,739	2,683,452	1,820,438	3,427,929	2,928,485
$3,343,626	$3,076,060	$2,175,267	$2,683,452	$4,406,700	$3,427,929

FS-28

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit
	S&P
	MidCap

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$460,349
Mortality and expense risk charge	(165,563)
Net investment income(loss)	294,786

Realized gain(loss) on investments:
Net realized gain distributions	2,771,419
Net realized gain(loss) on sale of fund shares	641,263
Net realized gain(loss)	3,412,682

Change in unrealized appreciation/depreciation	(906,333)

Net increase(decrease) in net assets resulting
from operations	$2,801,135

	S&P MidCap

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$294,786	$325,064
Net realized gain(loss)	3,412,682	2,689,679
Net change in unrealized appreciation/depreciation	(906,333)	2,041,303
Net increase(decrease) in net assets resulting
from operations	2,801,135	5,056,046

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,599,041	1,557,966
Subaccounts transfers (including fixed account), net	152,157	(936,838)
Transfers for policyowner benefits and terminations	(1,745,434)	(1,474,349)
Policyowner maintenance charges	(1,434,383)	(1,517,734)
Net increase(decrease) from policyowner transactions	(1,428,619)	(2,370,955)

Total increase(decrease) in net assets	1,372,516	2,685,091
Net assets at beginning of period	42,085,642	39,400,551
Net assets at end of period	$43,458,158	$42,085,642

The accompanying notes are an integral part of these financial statements.

FS-29

Summit
Russell		Nasdaq-100
Small Cap		Index		EAFE Intl.

2025		2025		2025

$527,756		$73,209		$378,485
(145,599)		(97,879)		(53,114)
382,157		(24,670)		325,371

1,717,040		429,617		-
310,760		1,402,541		527,360
2,027,800		1,832,158		527,360

1,557,795		3,177,953		3,090,201

$3,967,752		$4,985,441		$3,942,932

Russell Small Cap		Nasdaq-100 Index		EAFE Intl.

2025	2024	2025	2024	2025	2024

$382,157	$251,920	$(24,670)	$(13,057)	$325,371	$300,677
2,027,800	983,952	1,832,158	3,548,820	527,360	122,329
1,557,795	2,038,093	3,177,953	1,450,674	3,090,201	(87,974)

3,967,752	3,273,965	4,985,441	4,986,437	3,942,932	335,032

1,600,699	1,547,677	1,237,387	1,064,518	728,333	787,285
(360,887)	(629,005)	(431,429)	(1,941,722)	(239,515)	371,713
(1,105,785)	(1,114,693)	(870,659)	(662,711)	(473,403)	(426,800)
(1,147,135)	(1,204,379)	(859,760)	(852,169)	(492,159)	(471,190)
(1,013,108)	(1,400,400)	(924,461)	(2,392,084)	(476,744)	261,008

2,954,644	1,873,565	4,060,980	2,594,353	3,466,188	596,040
32,825,166	30,951,601	24,194,327	21,599,974	13,015,171	12,419,131
$35,779,810	$32,825,166	$28,255,307	$24,194,327	$16,481,359	$13,015,171

FS-30

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Barclays

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$308,851
Mortality and expense risk charge	(23,670)
Net investment income(loss)	285,181

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(85,396)
Net realized gain(loss)	(85,396)

Change in unrealized appreciation/depreciation	426,444

Net increase(decrease) in net assets resulting
from operations	$626,229

	Barclays

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$285,181	$242,740
Net realized gain(loss)	(85,396)	(55,840)
Net change in unrealized appreciation/depreciation	426,444	(112,120)
Net increase(decrease) in net assets resulting
from operations	626,229	74,780

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	532,289	551,891
Subaccounts transfers (including fixed account), net	507,256	867,641
Transfers for policyowner benefits and terminations	(421,278)	(444,393)
Policyowner maintenance charges	(487,729)	(490,465)
Net increase(decrease) from policyowner transactions	130,538	484,674

Total increase(decrease) in net assets	756,767	559,454
Net assets at beginning of period	9,606,187	9,046,733
Net assets at end of period	$10,362,954	$9,606,187

The accompanying notes are an integral part of these financial statements.

FS-31

Summit

S&P 500		Moderate		Growth

2025		2025		2025

$1,533,590		$77,232		$663
(574,387)		(6,709)		(381)
959,203		70,523		282

12,854,228		198,376		4,771
4,192,602		11,902		2,493
17,046,830		210,278		7,264

3,986,820		(72,931)		(3,123)

$21,992,853		$207,870		$4,423

S&P 500		Moderate		Growth

2025	2024	2025	2024	2025	2024

$959,203	$1,010,779	$70,523	$60,807	$282	$302
17,046,830	10,780,310	210,278	204,243	7,264	24,810
3,986,820	15,461,240	(72,931)	(42,184)	(3,123)	(3,427)

21,992,853	27,252,329	207,870	222,866	4,423	21,685

4,078,516	4,242,638	164,122	172,949	11,032	14,394
(1,232,828)	(2,585,252)	27,388	97,855	(21,387)	(127,664)
(7,353,373)	(5,481,462)	(213,372)	(315,935)	(476)	(1,923)
(4,711,991)	(4,830,591)	(155,116)	(161,813)	(4,494)	(4,752)
(9,219,676)	(8,654,667)	(176,978)	(206,944)	(15,325)	(119,945)

12,773,177	18,597,662	30,892	15,922	(10,902)	(98,260)
134,691,223	116,093,561	3,177,049	3,161,127	52,135	150,395
$147,464,400	$134,691,223	$3,207,941	$3,177,049	$41,233	$52,135

FS-32

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Mod. Growth

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$129,582
Mortality and expense risk charge	(17,130)
Net investment income(loss)	112,452

Realized gain(loss) on investments:
Net realized gain distributions	506,890
Net realized gain(loss) on sale of fund shares	35,763
Net realized gain(loss)	542,653

Change in unrealized appreciation/depreciation	(156,019)

Net increase(decrease) in net assets resulting
from operations	$499,086

	Mod. Growth

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$112,452	$94,915
Net realized gain(loss)	542,653	326,259
Net change in unrealized appreciation/depreciation	(156,019)	127,624
Net increase(decrease) in net assets resulting
from operations	499,086	548,798

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	324,422	341,651
Subaccounts transfers (including fixed account), net	267,680	20,053
Transfers for policyowner benefits and terminations	(372,171)	(265,195)
Policyowner maintenance charges	(241,884)	(251,053)
Net increase(decrease) from policyowner transactions	(21,953)	(154,544)

Total increase(decrease) in net assets	477,133	394,254
Net assets at beginning of period	5,954,645	5,560,391
Net assets at end of period	$6,431,778	$5,954,645

The accompanying notes are an integral part of these financial statements.

FS-33

Third Avenue		Dreyfus		Scudder
				Small
Value		MidCap		Mid Value

2025		2025		2025

$248,419		$6,729		$17,835
(28,200)		(3,185)		(9,863)
220,219		3,544		7,972

806,431		138,888		201,466
236,304		10,955		828
1,042,735		149,843		202,294

1,979,690		(12,068)		109,236

$3,242,644		$141,319		$319,502

Value		MidCap		Small Mid Value

2025	2024	2025	2024	2025	2024

$220,219	$231,198	$3,544	$6,118	$7,972	$10,318
1,042,735	976,777	149,843	36,267	202,294	83,168
1,979,690	(1,430,379)	(12,068)	130,497	109,236	(2,802)

3,242,644	(222,404)	141,319	172,882	319,502	90,684

630,039	573,308	49,408	50,283	200,714	162,022
747,552	(13,980)	(45,904)	(8,946)	89,177	(74,376)
(582,796)	(351,986)	(39,613)	(75,470)	(78,840)	(48,629)
(612,500)	(620,396)	(57,003)	(58,248)	(60,040)	(59,434)
182,295	(413,054)	(93,112)	(92,381)	151,011	(20,417)

3,424,939	(635,458)	48,207	80,501	470,513	70,267
9,482,743	10,118,201	1,554,203	1,473,702	1,654,219	1,583,952
$12,907,682	$9,482,743	$1,602,410	$1,554,203	$2,124,732	$1,654,219

FS-34

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Scudder

	Thematic

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,171
Mortality and expense risk charge	(1,458)
Net investment income(loss)	1,713

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	37,288
Net realized gain(loss)	37,288

Change in unrealized appreciation/depreciation	16,949

Net increase(decrease) in net assets resulting
from operations	$55,950

	Thematic

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,713	$2,667
Net realized gain(loss)	37,288	9,779
Net change in unrealized appreciation/depreciation	16,949	17,523
Net increase(decrease) in net assets resulting
from operations	55,950	29,969

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	20,540	12,826
Subaccounts transfers (including fixed account), net	7,665	(52,533)
Transfers for policyowner benefits and terminations	(16,844)	(3,017)
Policyowner maintenance charges	(18,153)	(12,878)
Net increase(decrease) from policyowner transactions	(6,792)	(55,602)

Total increase(decrease) in net assets	49,158	(25,633)
Net assets at beginning of period	303,547	329,180
Net assets at end of period	$352,705	$303,547

The accompanying notes are an integral part of these financial statements.

FS-35

Scudder		Neuberger Berman
Capital
Growth		Regency		Equity

2025		2025		2025

$331		$2,725		$-
(4,403)		(3,308)		(1,314)
(4,072)		(583)		(1,314)

77,294		63,940		23,192
7,936		(841)		13,493
85,230		63,099		36,685

(5,344)		587		14,855

$75,814		$63,103		$50,226

Capital Growth		Regency		Equity

2025	2024	2025	2024	2025	2024

$(4,072)	$(2,856)	$(583)	$339	$(1,314)	$(1,236)
85,230	44,753	63,099	15,660	36,685	35,798
(5,344)	79,105	587	30,846	14,855	44,143

75,814	121,002	63,103	46,845	50,226	78,705

97,274	105,237	37,972	26,740	17,357	19,394
(17,035)	(12,077)	13,575	(83,233)	(14,206)	(47,439)
(8,187)	(10,612)	(1,211)	(22,069)	-	(18,897)
(24,667)	(26,442)	(20,506)	(20,275)	(5,653)	(6,595)
47,385	56,106	29,830	(98,837)	(2,502)	(53,537)

123,199	177,108	92,933	(51,992)	47,724	25,168
622,777	445,669	549,291	601,283	354,267	329,099
$745,976	$622,777	$642,224	$549,291	$401,991	$354,267

FS-36

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	T. Rowe

	Blue Chip

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(75,060)
Net investment income(loss)	(75,060)

Realized gain(loss) on investments:
Net realized gain distributions	1,816,579
Net realized gain(loss) on sale of fund shares	1,231,516
Net realized gain(loss)	3,048,095

Change in unrealized appreciation/depreciation	291,426

Net increase(decrease) in net assets resulting
from operations	$3,264,461

	Blue Chip

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(75,060)	$(71,925)
Net realized gain(loss)	3,048,095	2,496,519
Net change in unrealized appreciation/depreciation	291,426	2,658,335
Net increase(decrease) in net assets resulting
from operations	3,264,461	5,082,929

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,340,793	1,155,261
Subaccounts transfers (including fixed account), net	(1,131,080)	(2,636,177)
Transfers for policyowner benefits and terminations	(715,944)	(497,341)
Policyowner maintenance charges	(652,652)	(687,010)
Net increase(decrease) from policyowner transactions	(1,158,883)	(2,665,267)

Total increase(decrease) in net assets	2,105,578	2,417,662
Net assets at beginning of period	18,181,537	15,763,875
Net assets at end of period	$20,287,115	$18,181,537

The accompanying notes are an integral part of these financial statements.

FS-37

T. Rowe		Franklin Templeton
Equity
Income		Income		Global Bond

2025		2025		2025

$4,329		$26,075		$-
(1,650)		(2,053)		(9,621)
2,679		24,022		(9,621)

27,854		5,481		-
6,154		(1,493)		(85,558)
34,008		3,988		(85,558)

267		32,594		634,391

$36,954		$60,604		$539,212

Equity Income		Income		Global Bond

2025	2024	2025	2024	2025	2024

$2,679	$3,469	$24,022	$22,128	$(9,621)	$(10,367)
34,008	37,865	3,988	(4,682)	(85,558)	(44,129)
267	2,853	32,594	16,384	634,391	(372,110)

36,954	44,187	60,604	33,830	539,212	(426,606)

21,206	19,348	37,905	40,120	208,310	215,291
17,994	(55,330)	(52,881)	152,762	(8,491)	613,721
(65,561)	(201,407)	(2,342)	(206,911)	(163,157)	(149,039)
(6,842)	(7,465)	(34,834)	(31,859)	(186,755)	(186,748)
(33,203)	(244,854)	(52,152)	(45,888)	(150,093)	493,225

3,751	(200,667)	8,452	(12,058)	389,119	66,619
287,167	487,834	552,641	564,699	3,573,644	3,507,025
$290,918	$287,167	$561,093	$552,641	$3,962,763	$3,573,644

FS-38

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Ivy

	Science

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(16,251)
Net investment income(loss)	(16,251)

Realized gain(loss) on investments:
Net realized gain distributions	367,882
Net realized gain(loss) on sale of fund shares	38,664
Net realized gain(loss)	406,546

Change in unrealized appreciation/depreciation	359,639

Net increase(decrease) in net assets resulting
from operations	$749,934

	Science

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(16,251)	$(13,687)
Net realized gain(loss)	406,546	85,029
Net change in unrealized appreciation/depreciation	359,639	426,635
Net increase(decrease) in net assets resulting
from operations	749,934	497,977

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	236,705	209,752
Subaccounts transfers (including fixed account), net	84,148	54,936
Transfers for policyowner benefits and terminations	(85,423)	(194,744)
Policyowner maintenance charges	(67,028)	(68,089)
Net increase(decrease) from policyowner transactions	168,402	1,855

Total increase(decrease) in net assets	918,336	499,832
Net assets at beginning of period	2,185,523	1,685,691
Net assets at end of period	$3,103,859	$2,185,523

The accompanying notes are an integral part of these financial statements.

FS-39

Ivy		Pimco
		Total		Low
Balanced		Return		Duration

2025		2025		2025

$3,239		$89,793		$36,366
(1,123)		(9,612)		(2,885)
2,116		80,181		33,481

9,804		-		-
266		(40,905)		(3,997)
10,070		(40,905)		(3,997)

15,818		138,977		17,128

$28,004		$178,253		$46,612

Balanced		Total Return		Low Duration

2025	2024	2025	2024	2025	2024

$2,116	$2,069	$80,181	$79,025	$33,481	$35,682
10,070	(2,717)	(40,905)	(49,423)	(3,997)	(14,500)
15,818	28,791	138,977	13,850	17,128	17,603

28,004	28,143	178,253	43,452	46,612	38,785

8,312	5,976	133,019	124,141	29,994	33,265
(5,611)	24,303	47,992	(13,347)	5,255	94,969
(15,676)	(9,520)	(144,237)	(56,931)	(74,051)	(227,691)
(5,963)	(4,493)	(123,261)	(126,142)	(33,849)	(33,067)
(18,938)	16,266	(86,487)	(72,279)	(72,651)	(132,524)

9,066	44,409	91,766	(28,827)	(26,039)	(93,739)
255,668	211,259	2,163,414	2,192,241	959,312	1,053,051
$264,734	$255,668	$2,255,180	$2,163,414	$933,273	$959,312

FS-40

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Pimco
	Real
	Return

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,921
Mortality and expense risk charge	(177)
Net investment income(loss)	1,744

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(160)
Net realized gain(loss)	(160)

Change in unrealized appreciation/depreciation	2,591

Net increase(decrease) in net assets resulting
from operations	$4,175

	Real Return

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,744	$1,192
Net realized gain(loss)	(160)	(3,638)
Net change in unrealized appreciation/depreciation	2,591	3,189
Net increase(decrease) in net assets resulting
from operations	4,175	743

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	3,020	2,992
Subaccounts transfers (including fixed account), net	761	(13,976)
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(1,074)	(1,037)
Net increase(decrease) from policyowner transactions	2,707	(12,021)

Total increase(decrease) in net assets	6,882	(11,278)
Net assets at beginning of period	52,748	64,026
Net assets at end of period	$59,630	$52,748

The accompanying notes are an integral part of these financial statements.

FS-41

Ibbotson

Balanced		Growth		Income

2025		2025		2025

$16,437		$5,024		$7,813
(2,050)		(1,273)		(1,669)
14,387		3,751		6,144

92,950		25,228		27,446
2,832		6,074		176
95,782		31,302		27,622

4,886		11,117		2,247

$115,055		$46,170		$36,013

Balanced		Growth		Income

2025	2024	2025	2024	2025	2024

$14,387	$7,126	$3,751	$1,873	$6,144	$5,533
95,782	4,988	31,302	15,327	27,622	1,676
4,886	21,088	11,117	8,158	2,247	15,103

115,055	33,202	46,170	25,358	36,013	22,312

59,789	25,952	109,969	76,233	9,902	6,393
321,506	92,574	82,770	(6,676)	11,597	8,246
(16,100)	(1,564)	(630)	(54,880)	(949)	-
(43,740)	(34,526)	(54,305)	(51,376)	(19,806)	(13,478)
321,455	82,436	137,804	(36,699)	744	1,161

436,510	115,638	183,974	(11,341)	36,757	23,473
476,489	360,851	197,979	209,320	320,862	297,389
$912,999	$476,489	$381,953	$197,979	$357,619	$320,862

FS-42

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	American Funds

	IS New World

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,091
Mortality and expense risk charge	(626)
Net investment income(loss)	465

Realized gain(loss) on investments:
Net realized gain distributions	3,145
Net realized gain(loss) on sale of fund shares	4,265
Net realized gain(loss)	7,410

Change in unrealized appreciation/depreciation	14,080

Net increase(decrease) in net assets resulting
from operations	$21,955

	IS New World

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$465	$658
Net realized gain(loss)	7,410	556
Net change in unrealized appreciation/depreciation	14,080	(279)
Net increase(decrease) in net assets resulting
from operations	21,955	935

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	29,494	20,304
Subaccounts transfers (including fixed account), net	(26,424)	26,768
Transfers for policyowner benefits and terminations	-	(2,040)
Policyowner maintenance charges	(6,898)	(6,476)
Net increase(decrease) from policyowner transactions	(3,828)	38,556

Total increase(decrease) in net assets	18,127	39,491
Net assets at beginning of period	86,518	47,027
Net assets at end of period	$104,645	$86,518

The accompanying notes are an integral part of these financial statements.

FS-43

AMERITAS VARIABLE SEPARATE ACCOUNT V NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2025 AND 2024

1. ORGANIZATION

Ameritas Variable Separate Account V (the "Account") began operations during 1986. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The statements of operations and changes in net assets, financial highlights, and the related notes for each of the subaccounts listed below, are presented for the periods noted in the financial statements and notes, except for those subaccounts with commencement dates occurring during the period as referenced below.  For those subaccounts with commencement dates during the respective period, the financial statements and the notes are presented from the commencement date forward. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2025, there are sixty-nine subaccounts available within the Account listed as follows:

Fidelity Management & Research	Fred Alger Management, LLC
Company LLC (Advisor)	Alger
Fidelity (Fund Series short cite)	*Balanced
*Equity-Income IC (Subaccount short cite)	*Capital App
*Equity-Income SC
*Growth IC	Massachusetts Financial Services
*Growth SC	Company
*High Income IC	MFS
*High Income SC	*Utilities
*Overseas IC	*New Discovery
*Overseas SC	*Total Return
*Asset Mgr. IC (formerly Fidelity(R) VIP	*Value
Asset Manager Portfolio, Initial Class)	*Strategic
*Asset Mgr. SC (formerly Fidelity(R) VIP	*Research
Asset Manager Portfolio, Service Class)	*Global Real Estate
*Inv. Bond IC
*Contrafund IC	Morgan Stanley Investment
*Contrafund SC	Management Inc.
*Asset Mgr. Gr. IC (formerly Fidelity(R) VIP	Van Kampen
Asset Manager: Growth Portfolio, Initial Class)	*Emerging Markets
*Asset Mgr. Gr. SC (formerly Fidelity(R) VIP	*Intl. Magnum
Asset Manager: Growth Portfolio, Service Class)
*Mid Cap IC
*Strategic IC
*Money Market

FS-44

1. ORGANIZATION, continued

Calvert Research and Management	Third Avenue Management LLC
Calvert	Third Avenue
*Balanced	*Value
*Mid Cap
BNY Mellon Investment Adviser, Inc.
Lincoln Financial Investments	Dreyfus
Corporation	*MidCap
Lincoln
*Disciplined Core Value II	DWS Investment Management Americas, Inc.
(Commenced April 26, 2024)	Scudder
*Value II	*Small Mid Value
(Commenced April 26, 2024)	*Thematic (formerly DWS International
*Mid Cap Value II	Growth VIP Portfolio, Class A)
(Commenced April 26, 2024)	*Capital Growth

Invesco Advisers, Inc.	Neuberger Berman Investment Advisers LLC
AIM	Neuberger Berman
*Intl. Growth	*Regency
*Global	*Equity (formerly Neuberger Berman AMT
*Small Cap	Sustainable Equity Portfolio, Class I)
*Global Value
*Discovery Mid Cap	T. Rowe Price Associates, Inc.
*Global Securities	T. Rowe
*Blue Chip
Calvert Research and Management	*Equity Income
(See Note 3)
Summit	Franklin Advisers, Inc.
*S&P MidCap	Franklin Templeton
*Russell Small Cap	*Income
*Nasdaq-100 Index	*Global Bond
*EAFE Intl.
*Barclays
*S&P 500
*Moderate
*Growth
*Mod. Growth

FS-45

1. ORGANIZATION, continued

Delaware Management Company
Ivy
*Science (formerly Macquarie VIP Science and
Technology Series Portfolio, Service Class)
*Balanced (formerly Macquarie VIP Balanced
Series Portfolio, Service Class)

Pacific Investment Management
Company LLC
Pimco
*Total Return
*Low Duration
*Real Return

ALPS Advisors, Inc.
Ibbotson
*Balanced
*Growth
*Income

Capital Research and Management Company (SM)
American Funds
*IS New World

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets

FS-46

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FS-47

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

3. SEGMENT INFORMATION

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by Ameritas Life Insurance Corp. to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer of the Company as the chief operating decision maker as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant account policies (see note 2.) The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment disclosure requirements as of December 31, 2025 and for the years ended December 31, 2025 and December 31, 2024. All assets held and revenue is generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

4. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2025 and 2024, as follows:

Sub-Advisor Fee %
Summit:
S&P MidCap	.050
Russell Small Cap	.050
Nasdaq-100 Index	.050
Barclays	.050
S&P 500.050
Moderate	.050
Growth	.050
Mod. Growth	.050

FS-48

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2025 were as follows:

	Purchases	Sales
Fidelity:
Equity-Income IC	$2,560,477	$2,668,075
Equity-Income SC	37,364	23,693
Growth IC	8,709,334	5,945,582
Growth SC	189,577	194,531
High Income IC	1,206,691	1,034,220
High Income SC	17,346	13,471
Overseas IC	2,294,548	2,189,764
Overseas SC	15,011	15,799
Asset Mgr. IC	735,431	852,380
Asset Mgr. SC	4,905	3,112
Inv. Bond IC	1,048,198	974,105
Contrafund IC	9,151,665	5,151,945
Contrafund SC	293,744	143,395
Asset Mgr. Gr. IC	188,282	263,713
Asset Mgr. Gr. SC	21,379	7,867
Mid Cap IC	958,066	559,531
Strategic IC	17,892	7,886
Money Market	7,072,525	7,611,863

Alger:
Balanced	1,172,895	897,142
Capital App	2,500,064	458,973

MFS:
Utilities	630,654	1,026,838
New Discovery	441,360	820,931
Total Return	206,954	80,905
Value	226,154	201,261
Strategic	201,475	191,053
Research	677,761	1,041,588
Global Real Estate	6,893	247

Van Kampen:
Emerging Markets	1,339,580	1,506,539
Intl. Magnum	77,249	128,361

Calvert:
Balanced	274,503	229,228
Mid Cap	29,455	29,427

FS-49

5. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Lincoln:
Disciplined Core Value II	$846,808	$1,480,209
Value II	9,408	3,428
Mid Cap Value II	1,743,396	422,471

AIM:
Intl. Growth	1,282,535	1,024,426
Global	76,104	62,182
Small Cap	159,822	89,898
Global Value	343,026	271,776
Discovery Mid Cap	256,539	681,739
Global Securities	1,413,045	234,823

Summit:
S&P MidCap	3,925,392	2,287,805
Russell Small Cap	3,063,822	1,977,733
Nasdaq-100 Index	2,226,681	2,746,196
EAFE Intl.	1,959,393	2,110,767
Barclays	1,253,856	838,136
S&P 500	15,467,492	10,873,737
Moderate	499,764	407,845
Growth	19,618	29,890
Mod. Growth	1,008,532	411,144

Third Avenue:
Value	2,723,469	1,514,525

Dreyfus:
MidCap	175,688	126,367

Scudder:
Small Mid Value	454,850	94,400
Thematic	449,206	454,286
Capital Growth	175,715	55,107

Neuberger Berman:
Regency	118,072	24,886
Equity	65,921	46,545

T. Rowe:
Blue Chip	3,360,875	2,778,239
Equity Income	105,791	108,461

Franklin Templeton:
Income	103,268	125,918
Global Bond	262,589	422,303

FS-50

5. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Ivy:
Science	$752,144	$232,112
Balanced	17,913	24,932

Pimco:
Total Return	313,945	320,250
Low Duration	135,633	174,804
Real Return	9,458	5,006

Ibbotson:
Balanced	470,257	41,465
Growth	220,115	53,332
Income	53,998	19,664

American Funds:
IS New World	48,362	48,580

6. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2025, these fees range between .10 percent and 1.20 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $20 per policy monthly, depending on the product selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including the policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-51

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity:
Equity-Income IC
2025	95.87	225.58	416,851	28,862,747	1.81	0.10	1.20	17.60	18.90
2024	47.67	191.82	447,475	26,239,496	1.77	0.10	1.20	13.96	15.23
2023	41.37	168.32	473,394	24,370,712	1.89	0.10	1.20	9.33	10.54
2022	37.43	153.95	512,184	23,913,154	1.89	0.10	1.20	(6.09)	(5.05)
2021	39.42	163.94	534,806	26,906,201	1.90	0.10	1.20	23.40	24.77

Equity-Income SC
2025	44.57	67.94	6,397	405,555	1.73	0.45	0.45	18.39	18.39
2024	37.64	57.38	6,581	353,160	1.75	0.45	0.45	14.72	14.73
2023	32.81	50.02	6,592	308,444	1.80	0.45	0.45	10.04	10.04
2022	23.38	45.46	8,360	360,763	1.81	0.45	0.90	(5.51)	(3.03)
2021	48.11	93.46	8,263	380,113	1.76	0.45	0.90	23.70	24.27

Growth IC
2025	291.24	483.68	213,513	63,816,469	0.29	0.10	1.20	13.53	14.78
2024	253.73	426.04	231,014	60,397,603	-	0.10	1.20	28.82	30.26
2023	194.79	330.72	242,360	48,932,689	0.13	0.10	1.20	34.62	36.10
2022	143.12	245.67	259,663	38,630,716	0.61	0.10	1.20	(25.36)	(24.53)
2021	189.64	329.13	274,842	54,747,646	-	0.10	1.20	21.75	23.09

Growth SC
2025	207.61	318.97	4,917	1,446,141	0.20	0.45	0.45	14.26	14.27
2024	181.69	279.15	5,779	1,443,488	-	0.45	0.45	29.68	29.68
2023	140.11	215.26	5,954	1,150,124	0.04	0.45	0.45	35.49	35.49
2022	103.41	158.88	6,740	973,479	0.51	0.45	0.45	(24.86)	(24.86)
2021	101.70	211.45	6,971	1,344,252	-	0.45	0.90	(1.00)	22.53

High Income IC
2025	15.29	69.25	1,249,858	12,603,868	6.56	0.10	1.20	9.05	10.25
2024	13.86	63.51	1,311,693	12,034,967	6.13	0.10	1.20	7.66	8.86
2023	7.04	58.99	1,307,111	11,011,186	5.69	0.10	1.20	9.16	10.37
2022	6.38	54.04	1,263,690	10,134,462	4.89	0.10	1.20	(12.43)	(11.46)
2021	7.21	61.71	1,323,221	12,730,699	5.43	0.10	1.20	3.17	4.31

High Income SC
2025	9.11	9.11	16,347	148,850	6.47	0.45	0.45	9.83	9.83
2024	8.29	8.29	16,895	140,077	5.82	0.45	0.45	8.23	8.23
2023	7.66	7.66	17,385	133,171	5.64	0.45	0.45	10.01	10.01
2022	4.37	6.96	18,583	129,394	4.93	0.45	0.90	(11.95)	(7.16)
2021	7.91	23.21	19,852	158,657	5.22	0.45	0.90	3.56	4.03

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6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Overseas IC
2025	47.56	70.04	263,923	11,498,054	1.55	0.10	1.20	18.96	20.27
2024	33.71	58.88	287,137	10,444,910	1.63	0.10	1.20	3.79	4.95
2023	32.12	56.73	299,782	10,464,629	1.02	0.10	1.20	19.07	20.39
2022	26.68	47.65	323,751	9,421,533	1.09	0.10	1.20	(25.38)	(24.56)
2021	35.37	63.85	320,882	12,547,273	0.53	0.10	1.20	18.27	19.58

Overseas SC
2025	39.45	39.45	2,964	116,946	1.52	0.45	0.45	19.74	19.74
2024	32.95	32.95	3,297	108,625	1.64	0.45	0.45	4.48	4.48
2023	31.54	31.54	3,409	107,509	1.06	0.45	0.45	19.87	19.87
2022	21.58	26.31	3,228	84,925	0.64	0.45	0.45	(25.83)	(24.92)
2021	29.13	35.04	7,865	272,842	0.44	0.45	0.90	(1.62)	19.04

Asset Mgr. IC
2025	29.76	82.78	260,944	10,246,135	2.48	0.10	1.20	13.61	14.87
2024	25.91	72.86	280,940	9,669,244	2.41	0.10	1.20	7.19	8.39
2023	23.91	67.97	303,974	9,680,170	2.34	0.10	1.20	11.60	12.83
2022	21.19	60.90	322,491	9,148,147	2.03	0.10	1.20	(15.95)	(15.02)
2021	24.93	72.46	350,027	11,794,332	1.60	0.10	1.20	8.61	9.81

Asset Mgr. SC
2025	32.64	32.64	1,564	51,063	2.55	0.45	0.45	14.35	14.35
2024	28.55	28.55	1,611	46,003	2.42	0.45	0.45	7.85	7.85
2023	26.47	26.47	1,588	42,033	2.28	0.45	0.45	12.39	12.39
2022	14.16	23.55	1,688	39,767	1.01	0.45	0.45	(15.41)	(13.97)
2021	23.77	27.84	7,584	187,269	1.51	0.45	0.45	9.31	9.31

Inv. Bond IC
2025	22.28	37.34	719,614	12,145,190	3.59	0.10	1.20	5.95	7.12
2024	14.93	35.25	741,058	11,669,175	3.59	0.10	1.20	0.57	1.69
2023	14.68	35.05	701,249	10,872,061	2.61	0.10	1.20	4.94	6.10
2022	13.84	33.40	678,087	10,173,893	2.21	0.10	1.20	(14.00)	(13.05)
2021	15.92	38.83	710,479	12,622,379	2.07	0.10	1.20	(1.79)	(0.71)

Contrafund IC
2025	177.37	261.06	360,290	52,286,906	0.14	0.10	1.20	20.03	21.36
2024	109.35	217.49	389,299	46,636,492	0.19	0.10	1.20	32.18	33.66
2023	81.82	164.53	410,385	37,004,895	0.49	0.10	1.20	31.87	33.32
2022	61.37	124.77	436,636	29,816,253	0.51	0.10	1.20	(27.19)	(26.39)
2021	83.37	171.37	455,387	42,782,695	0.06	0.10	1.20	26.31	27.71

FS-53

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Contrafund SC
2025	138.45	156.84	11,706	1,818,939	0.05	0.45	0.45	20.83	20.84
2024	114.58	129.80	12,527	1,612,172	0.09	0.45	0.45	33.03	33.03
2023	86.13	97.57	13,410	1,298,359	0.37	0.45	0.45	32.74	32.74
2022	37.63	73.50	15,589	1,138,584	0.40	0.45	0.90	(26.71)	(17.09)
2021	100.29	164.23	15,878	1,586,780	0.05	0.45	0.90	26.59	27.14

Asset Mgr. Gr. IC
2025	37.83	62.43	62,582	2,494,156	1.80	0.10	1.20	16.83	18.13
2024	32.03	53.44	67,288	2,286,575	1.84	0.10	1.20	9.48	10.70
2023	28.93	48.81	65,476	1,951,922	1.81	0.10	1.20	14.99	16.25
2022	24.89	42.45	68,158	1,762,256	1.81	0.10	1.20	(17.87)	(16.96)
2021	29.97	51.69	71,491	2,277,606	1.42	0.10	1.20	12.61	13.85

Asset Mgr. Gr. SC
2025	42.32	42.32	8,383	354,744	1.84	0.45	0.45	17.57	17.57
2024	35.99	35.99	8,426	303,252	1.68	0.45	0.45	10.23	10.23
2023	32.65	32.65	8,739	285,337	1.78	0.45	0.45	15.69	15.69
2022	28.22	28.22	8,718	246,043	1.78	0.45	0.45	(17.32)	(17.32)
2021	34.14	34.14	8,684	296,446	1.36	0.45	0.45	13.38	13.38

Mid Cap IC
2025	118.96	131.73	35,039	3,361,238	0.45	0.10	0.70	10.98	11.64
2024	73.88	107.19	34,489	2,987,016	0.54	0.10	0.70	16.67	17.37
2023	62.95	91.88	34,174	2,567,659	0.60	0.10	0.70	14.28	14.96
2022	32.72	54.76	39,971	2,639,139	0.53	0.10	0.80	(14.83)	(11.38)
2021	64.29	93.49	38,368	3,048,442	0.62	0.10	0.80	24.59	25.48

Strategic IC
2025	22.40	24.80	5,323	115,905	3.96	0.10	0.70	8.09	8.74
2024	20.72	22.81	5,008	101,032	3.91	0.10	0.70	4.86	5.33
2023	12.55	19.67	4,448	84,120	4.59	0.70	0.70	8.65	8.65
2022	11.55	18.10	4,136	73,332	3.55	0.70	0.70	(11.87)	(11.87)
2021	13.11	20.54	4,651	95,528	2.50	0.70	0.70	2.08	3.02

Money Market
2025	1.06	1.21	19,180,222	22,514,848	4.06	0.10	1.20	2.89	4.03
2024	1.03	1.16	20,421,060	23,054,187	4.92	0.10	1.20	3.84	5.00
2023	0.99	1.11	9,152,615	9,747,075	4.80	0.10	1.20	3.64	4.79
2022	0.95	1.06	10,626,028	10,826,448	1.43	0.10	1.20	0.23	1.34
2021	0.95	1.04	9,364,604	9,449,882	0.01	0.10	1.20	(1.18)	(0.09)

FS-54

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Alger:
Balanced
2025	44.34	103.20	195,590	7,427,534	2.80	0.10	1.20	14.76	16.03
2024	33.07	89.92	212,972	6,991,862	-	0.10	1.20	15.66	16.95
2023	28.28	77.75	229,168	6,470,580	1.44	0.10	1.20	16.03	17.31
2022	24.10	67.01	238,915	5,788,595	1.12	0.10	1.20	(12.37)	(11.40)
2021	27.20	76.46	257,892	7,169,593	0.83	0.10	1.20	17.70	19.00

Capital App
2025	475.32	526.37	24,580	10,314,922	-	0.10	0.70	31.95	32.74
2024	360.24	396.55	23,119	7,384,157	-	0.10	0.70	33.70	47.10
2023	135.63	244.90	23,192	5,117,761	-	0.70	0.70	42.14	42.14
2022	95.42	172.30	20,554	3,302,750	-	0.70	0.70	(36.96)	(36.96)
2021	151.37	273.33	17,482	4,620,536	-	0.70	0.70	18.30	18.30

MFS:
Utilities
2025	94.74	151.79	142,228	9,274,925	2.88	0.10	1.20	13.64	14.89
2024	51.36	133.57	155,258	8,797,734	2.27	0.10	1.20	10.32	11.55
2023	46.04	121.08	173,278	8,923,272	3.54	0.10	1.20	(3.27)	(2.21)
2022	47.08	125.18	183,381	9,826,107	2.40	0.10	1.20	(0.44)	0.66
2021	46.78	125.74	190,527	10,387,775	1.74	0.10	1.20	12.73	13.98

New Discovery
2025	40.79	74.70	127,656	5,416,654	-	0.10	1.20	11.61	12.85
2024	36.15	66.92	136,753	5,167,079	-	0.10	1.20	5.44	6.62
2023	33.90	63.47	140,394	5,019,619	-	0.10	1.20	13.05	14.30
2022	29.66	56.14	146,634	4,631,416	-	0.10	1.20	(30.60)	(29.83)
2021	42.27	80.89	151,344	6,921,217	-	0.10	1.20	0.59	1.70

Total Return
2025	54.00	59.80	22,974	1,120,260	2.78	0.10	0.70	10.39	11.05
2024	39.58	48.92	22,609	988,695	2.49	0.10	0.70	7.00	7.64
2023	36.76	45.72	20,439	821,739	2.04	0.10	0.70	9.68	10.33
2022	33.32	41.69	22,597	832,930	1.71	0.10	0.70	(10.21)	(9.67)
2021	36.89	46.43	22,542	928,797	1.76	0.10	0.70	13.32	14.00

Value
2025	53.38	59.11	21,767	1,026,197	1.60	0.10	0.70	12.23	12.90
2024	47.56	52.35	22,427	968,027	1.52	0.10	0.70	8.60	10.83
2023	26.85	42.91	29,867	1,216,176	1.68	0.70	0.70	7.18	7.18
2022	25.05	40.04	29,066	1,112,155	1.52	0.70	0.70	(6.56)	(6.56)
2021	26.81	42.85	25,715	1,087,490	1.41	0.70	0.70	24.58	24.58

FS-55

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
MFS, continued:
Strategic
2025	12.64	12.84	145,923	1,849,652	4.24	0.10	1.20	6.05	7.22
2024	11.79	12.11	150,627	1,789,303	4.10	0.10	1.20	2.01	3.14
2023	11.43	11.87	137,846	1,598,237	3.72	0.10	1.20	6.31	7.49
2022	10.63	11.17	145,911	1,579,287	3.46	0.10	1.20	(14.73)	(13.79)
2021	12.33	13.10	159,277	2,010,149	3.14	0.10	1.20	(0.73)	0.37

Research
2025	27.39	29.21	278,105	7,724,816	1.43	0.10	0.70	21.20	21.93
2024	22.60	23.96	296,736	6,762,215	1.62	0.10	0.70	2.37	2.99
2023	22.08	22.26	299,288	6,619,738	1.07	0.10	0.70	12.23	12.90
2022	15.10	19.72	302,486	5,943,731	1.87	0.10	0.90	(17.66)	(14.88)
2021	23.71	23.95	300,849	7,208,186	0.83	0.10	0.90	10.58	11.46

Global Real Estate
2025	16.57	16.57	1,050	17,390	1.96	0.70	0.70	2.81	2.81
2024	16.12	16.12	658	10,597	2.19	0.70	0.70	(3.37)	(3.37)
2023	16.68	16.68	495	8,254	1.56	0.70	0.70	5.36	10.68
2022	15.07	15.07	59	887	1.91	0.70	0.70	(27.45)	(27.45)
2021	20.77	20.77	7.00	150.00	1.27	0.70	0.70	29.22	29.22

Van Kampen:
Emerging Markets
2025	25.43	37.13	489,572	12,093,733	0.40	0.10	1.20	31.38	32.83
2024	19.14	28.26	516,225	9,619,421	1.35	0.10	1.20	6.52	7.71
2023	17.22	26.53	535,631	9,269,562	1.62	0.10	1.20	10.64	11.86
2022	15.39	23.98	536,167	8,507,290	0.44	0.10	1.20	(25.98)	(25.16)
2021	20.57	32.39	498,519	10,925,168	0.83	0.10	1.20	1.76	2.88

Intl. Magnum
2025	17.97	26.58	83,135	1,533,511	-	0.10	1.20	16.00	17.29
2024	15.32	22.91	89,023	1,403,404	-	0.10	1.20	6.18	7.36
2023	14.27	21.58	95,174	1,398,394	1.67	0.10	1.20	12.71	13.96
2022	12.52	19.14	99,081	1,288,030	-	0.10	1.20	(17.93)	(17.02)
2021	15.09	23.33	103,697	1,663,704	1.83	0.10	1.20	7.07	8.26

Calvert:
Balanced
2025	5.05	6.70	438,110	2,055,557	1.63	0.10	1.20	10.15	11.37
2024	4.54	6.08	452,441	1,933,513	1.74	0.10	1.20	18.18	19.49
2023	3.80	5.14	431,052	1,540,340	1.61	0.10	1.20	15.43	16.70
2022	3.25	4.46	408,712	1,310,806	1.19	0.10	1.20	(16.42)	(15.50)
2021	3.35	4.69	356,104	1,341,961	1.51	0.10	1.20	13.88	15.14

FS-56

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert, continued:
Mid Cap
2025	59.98	91.35	8,151	459,963	0.36	0.10	1.20	0.25	1.36
2024	59.18	91.12	8,665	482,430	0.12	0.10	1.20	8.90	10.11
2023	53.74	83.68	9,050	458,625	0.19	0.10	1.20	10.31	11.53
2022	48.19	75.86	9,444	430,446	-	0.10	1.20	(20.44)	(19.57)
2021	59.91	95.35	10,366	589,759	0.19	0.10	1.20	13.65	14.91

Lincoln:
Disciplined Core Value II
2025	9.81	9.91	1,644,500	16,258,428	1.71	0.10	0.70	14.06	14.74
2024	8.60	8.64	1,735,244	14,971,756	0.94	0.10	0.70	6.08	6.51
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Value II
2025	14.58	14.58	5,830	85,030	1.66	0.20	0.20	15.79	15.79
2024	12.60	12.60	5,931	74,704	2.33	0.20	0.20	6.48	6.48
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Mid Cap Value II
2025	22.00	22.23	477,659	10,560,843	1.99	0.10	0.70	8.24	8.89
2024	20.33	20.41	462,302	9,415,168	2.08	0.10	0.70	6.32	6.76
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

AIM:
Intl. Growth
2025	60.66	67.17	113,286	6,876,559	1.44	0.10	0.70	15.69	16.38
2024	52.43	57.72	118,307	6,149,215	1.76	0.10	0.70	(0.09)	0.52
2023	51.16	52.48	119,777	6,171,787	0.20	0.10	0.70	17.33	18.03
2022	28.94	43.35	123,609	5,439,331	1.72	0.10	0.90	(18.39)	(16.46)
2021	53.11	53.62	127,878	6,960,587	1.31	0.10	0.90	4.93	5.78

Global
2025	22.39	24.79	36,873	804,051	2.07	0.10	0.70	7.10	7.74
2024	18.52	20.90	36,942	747,696	2.58	0.10	0.70	(2.49)	(1.90)
2023	18.88	21.44	37,938	780,436	1.55	0.10	0.70	8.29	8.94
2022	17.33	19.80	36,750	696,221	2.91	0.10	0.70	(25.46)	(25.01)
2021	17.99	23.11	40,345	1,026,430	3.26	0.10	0.80	8.15	25.58

FS-57

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM, continued:
Small Cap
2025	55.00	60.91	18,322	984,605	-	0.10	0.70	7.30	7.94
2024	51.26	56.43	17,862	888,733	0.13	0.10	0.70	14.92	17.26
2023	24.47	43.71	18,762	791,418	-	0.70	0.70	15.77	15.77
2022	21.14	37.76	18,790	682,983	-	0.70	0.70	(21.06)	(21.06)
2021	26.78	47.83	18,795	854,826	0.17	0.70	0.70	19.56	19.56

Global Value
2025	19.23	38.64	173,121	3,343,626	1.39	0.10	1.20	14.18	15.45
2024	16.65	33.84	183,589	3,076,060	1.11	0.10	1.20	15.44	16.73
2023	14.27	29.31	199,397	2,865,739	0.57	0.10	1.20	20.28	21.61
2022	11.73	24.37	209,793	2,508,457	0.34	0.10	1.20	(22.81)	(21.95)
2021	15.03	31.57	215,955	3,392,650	0.97	0.10	1.20	14.59	15.86

Discovery Mid Cap
2025	124.80	128.74	17,070	2,175,267	-	0.10	0.65	4.11	4.68
2024	119.87	122.98	21,991	2,683,452	-	0.10	0.65	23.42	24.11
2023	62.81	99.09	18,499	1,820,438	-	0.10	0.70	13.02	13.04
2022	55.51	87.66	20,052	1,748,197	-	0.10	0.80	(31.45)	(31.05)
2021	125.68	127.14	20,511	2,598,082	-	0.10	0.80	18.17	18.98

Global Securities
2025	124.28	137.63	41,185	4,406,700	-	0.10	0.70	14.52	15.21
2024	108.52	119.46	36,587	3,427,929	-	0.10	0.70	7.93	15.25
2023	56.06	94.16	35,355	2,928,485	0.24	0.70	0.70	33.80	33.80
2022	41.90	70.37	33,087	2,118,967	-	0.70	0.70	(32.24)	(32.24)
2021	61.83	103.85	27,363	2,690,099	-	0.70	0.70	14.69	14.69

Summit:
S&P MidCap
2025	247.94	300.81	175,851	43,458,158	1.10	0.10	1.20	5.86	7.03
2024	234.21	281.05	181,845	42,085,642	1.20	0.10	1.20	12.15	13.40
2023	200.50	208.84	192,498	39,400,551	1.24	0.10	1.20	14.74	16.00
2022	172.84	182.01	212,120	35,478,561	0.94	0.10	1.20	(14.37)	(13.42)
2021	199.63	212.54	244,518	43,294,276	0.84	0.10	1.20	22.93	24.29

Russell Small Cap
2025	172.37	236.20	197,186	35,779,810	1.59	0.10	1.20	11.11	12.34
2024	155.13	210.26	202,320	32,825,166	1.24	0.10	1.20	9.89	11.12
2023	134.99	141.16	211,564	30,951,601	0.88	0.10	1.20	15.21	16.48
2022	115.88	122.52	227,015	27,140,925	0.83	0.10	1.20	(21.46)	(20.60)
2021	145.94	156.01	248,614	34,939,466	0.75	0.10	1.20	13.16	14.41

FS-58

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Nasdaq-100 Index
2025	332.51	368.22	96,921	28,255,307	0.28	0.10	0.70	19.56	20.27
2024	278.12	306.15	99,390	24,194,327	0.33	0.10	0.70	24.33	25.08
2023	185.09	223.70	110,845	21,599,974	0.33	0.10	0.70	53.33	54.25
2022	93.02	120.00	137,342	15,268,537	0.18	0.10	0.90	(32.71)	(17.59)
2021	40.48	178.33	153,853	22,690,020	0.28	0.10	0.90	25.74	26.75

EAFE Intl.
2025	150.37	189.44	98,405	16,481,359	2.50	0.10	1.20	29.00	30.77
2024	116.57	144.86	102,122	13,015,171	2.71	0.10	1.20	1.70	3.04
2023	114.62	120.50	100,808	12,419,131	3.00	0.10	1.20	16.20	17.66
2022	98.64	102.42	103,587	10,925,083	3.61	0.10	1.20	(15.69)	(14.67)
2021	116.99	120.03	104,166	12,992,353	1.77	0.10	1.20	9.56	10.76

Barclays
2025	70.75	78.35	156,498	10,362,954	3.16	0.10	0.70	6.16	6.80
2024	61.28	66.64	154,706	9,606,187	2.87	0.10	0.70	0.32	0.93
2023	60.72	66.43	147,325	9,046,733	2.76	0.10	0.70	4.74	5.37
2022	47.25	57.62	146,271	8,570,824	2.67	0.10	0.90	(12.61)	(8.88)
2021	65.94	68.22	155,498	10,520,775	2.44	0.10	0.90	(2.70)	(1.92)

S&P 500
2025	479.91	579.01	327,706	147,464,400	1.11	0.10	1.20	16.10	17.39
2024	413.35	493.25	350,660	134,691,223	1.23	0.10	1.20	23.14	24.51
2023	293.82	335.68	376,202	116,093,561	1.37	0.10	1.20	24.42	25.80
2022	233.57	269.79	397,919	98,306,890	1.23	0.10	1.20	(19.31)	(18.42)
2021	286.32	334.37	419,667	128,110,089	1.33	0.10	1.20	26.89	28.29

Moderate
2025	25.08	26.89	124,242	3,207,941	2.50	0.10	0.70	6.23	6.87
2024	23.60	24.33	131,684	3,177,049	2.21	0.10	0.70	6.95	7.59
2023	22.07	22.61	141,339	3,161,127	1.44	0.10	0.70	11.15	11.81
2022	17.03	20.22	144,650	2,896,434	1.09	0.10	0.90	(14.26)	(5.71)
2021	22.95	23.59	154,341	3,611,085	1.07	0.10	0.90	9.08	9.95

Growth
2025	28.10	28.65	1,453	41,233	1.21	0.70	0.70	7.31	7.31
2024	26.19	26.70	1,966	52,135	0.91	0.70	0.70	11.38	11.38
2023	23.51	23.97	6,287	150,395	1.30	0.70	0.70	14.85	14.85
2022	20.47	20.87	5,818	121,190	0.86	0.70	0.70	(15.53)	(15.53)
2021	24.24	24.71	1,788	44,026	1.07	0.70	0.70	15.06	15.06

FS-59

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Mod. Growth
2025	27.63	29.63	225,777	6,431,778	2.12	0.10	0.70	7.75	8.40
2024	25.64	27.33	227,138	5,954,645	1.94	0.10	0.70	9.40	10.06
2023	23.44	24.09	233,819	5,560,391	1.38	0.10	0.70	13.00	13.68
2022	18.33	21.19	231,377	4,832,949	0.99	0.10	0.90	(14.69)	(9.46)
2021	23.80	24.84	250,664	6,132,378	1.01	0.10	0.90	12.63	13.53

Third Avenue:
Value
2025	50.41	55.82	337,815	12,907,682	2.30	0.10	0.70	33.91	34.71
2024	27.05	37.64	334,566	9,482,743	2.52	0.10	0.70	(2.96)	(2.37)
2023	27.71	38.79	347,389	10,118,201	2.34	0.10	0.70	19.97	20.69
2022	21.16	22.96	369,083	9,016,957	1.41	0.10	0.90	10.66	15.99
2021	19.79	39.78	380,753	8,167,010	0.67	0.10	0.90	21.01	21.95

Dreyfus:
MidCap
2025	38.95	47.44	41,332	1,602,410	0.44	0.10	0.65	9.10	9.70
2024	19.07	35.94	44,217	1,554,203	0.61	0.10	0.70	8.62	12.22
2023	31.64	68.49	46,977	1,473,702	0.61	0.10	0.70	17.87	31.25
2022	16.36	26.84	50,575	1,361,675	0.45	0.10	0.90	(14.37)	(7.89)
2021	31.35	59.43	53,604	1,734,225	0.44	0.10	0.90	24.42	25.44

Scudder:
Small Mid Value
2025	34.86	38.61	72,966	2,124,732	0.97	0.10	0.70	17.39	18.10
2024	24.79	29.70	65,515	1,654,219	1.17	0.10	0.70	5.46	6.10
2023	23.36	28.16	64,560	1,583,952	1.15	0.10	0.70	14.15	14.83
2022	20.34	24.67	60,323	1,340,919	0.84	0.10	0.70	(16.39)	(15.89)
2021	15.47	24.18	69,737	1,842,335	1.38	0.10	0.80	30.37	31.72

Thematic
2025	21.15	21.63	16,478	352,705	0.87	0.10	0.70	18.09	18.80
2024	17.91	18.21	16,960	303,547	1.25	0.10	0.70	8.60	9.26
2023	16.49	16.66	19,998	329,180	1.03	0.10	0.70	15.24	15.93
2022	14.31	14.38	20,660	294,129	1.05	0.10	0.70	(29.01)	(28.58)
2021	18.80	20.13	21,030	420,726	0.34	0.10	0.80	6.98	8.00

FS-60

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Scudder, continued:
Capital Growth
2025	135.32	149.85	7,442	745,976	0.05	0.10	0.70	11.75	12.42
2024	121.10	133.30	6,681	622,777	0.18	0.10	0.70	13.23	25.73
2023	52.95	96.31	5,729	445,669	0.07	0.70	0.70	37.61	37.61
2022	38.48	69.99	3,825	234,992	0.09	0.70	0.70	(31.22)	(31.22)
2021	55.94	101.76	3,043	288,275	0.20	0.70	0.70	21.92	21.92

Neuberger Berman:
Regency
2025	45.18	49.63	16,181	642,224	0.48	0.10	0.70	10.78	11.45
2024	27.31	40.79	15,402	549,291	0.65	0.10	0.70	8.06	8.71
2023	25.12	37.74	18,990	601,283	1.15	0.10	0.70	10.23	10.89
2022	22.65	34.24	18,687	528,483	0.58	0.10	0.70	(10.38)	(9.84)
2021	20.33	25.12	28,297	840,938	0.46	0.10	0.90	21.58	32.67

Equity
2025	59.64	62.07	6,588	401,991	-	0.10	0.70	12.95	13.63
2024	52.80	54.63	6,591	354,267	0.21	0.10	0.70	12.49	24.96
2023	39.94	42.25	7,798	329,099	0.35	0.70	0.70	26.02	26.02
2022	31.69	33.53	8,733	292,778	0.44	0.70	0.70	(19.02)	(7.63)
2021	41.40	41.40	9,424	390,185	0.39	0.70	0.70	22.62	22.62

T. Rowe:
Blue Chip
2025	82.21	91.05	232,752	20,287,115	-	0.10	0.70	17.61	18.32
2024	69.90	76.95	246,229	18,181,537	-	0.10	0.70	34.22	35.03
2023	52.08	57.35	287,839	15,763,875	-	0.10	0.70	47.92	48.81
2022	29.23	38.54	303,278	11,138,861	-	0.10	0.90	(38.72)	(22.13)
2021	56.00	62.89	252,970	15,101,278	-	0.10	0.90	16.28	17.21

Equity Income
2025	72.65	80.46	4,044	290,918	1.43	0.10	0.70	13.28	13.96
2024	64.13	70.60	4,522	287,167	1.62	0.10	0.70	9.07	10.60
2023	37.43	57.99	8,557	487,834	1.88	0.70	0.70	8.55	8.55
2022	34.48	53.42	9,620	499,253	1.68	0.70	0.70	(4.26)	(4.26)
2021	36.02	55.79	9,375	521,556	1.48	0.70	0.70	24.35	24.35

FS-61

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Franklin Templeton:
Income
2025	39.76	44.03	21,521	561,093	4.94	0.10	0.70	11.77	12.45
2024	20.48	35.57	24,034	552,641	4.58	0.10	0.70	6.45	7.10
2023	19.13	33.42	22,600	564,699	5.15	0.10	0.70	7.87	8.52
2022	17.63	30.98	23,184	544,868	4.79	0.10	0.70	(6.13)	(5.57)
2021	16.76	18.66	22,384	563,495	4.65	0.10	0.90	7.57	16.63

Global Bond
2025	16.45	17.64	251,732	3,962,763	-	0.10	0.70	14.92	15.61
2024	13.33	14.32	262,715	3,573,644	-	0.10	0.70	(11.99)	(11.46)
2023	15.05	16.27	228,719	3,507,025	-	0.10	0.70	2.17	2.78
2022	12.48	14.64	213,967	3,232,524	-	0.10	0.90	(5.04)	(2.81)
2021	15.42	16.61	238,679	3,855,880	-	0.10	0.90	(5.84)	(5.09)

Ivy:
Science
2025	151.47	167.74	25,178	3,103,859	-	0.10	0.70	32.44	33.23
2024	114.37	125.90	23,065	2,185,523	-	0.10	0.70	16.98	29.68
2023	46.89	88.20	21,882	1,685,691	-	0.70	0.70	38.10	38.10
2022	33.96	63.87	20,161	1,199,065	-	0.70	0.70	(32.31)	(32.31)
2021	50.17	94.36	19,355	1,778,122	-	0.70	0.70	14.37	14.37

Balanced
2025	15.05	18.30	16,798	264,734	1.26	0.10	0.70	11.01	11.67
2024	13.48	16.49	17,978	255,668	1.38	0.10	0.70	14.78	15.48
2023	11.67	14.37	18,809	211,259	0.74	0.10	0.70	15.23	15.91
2022	10.07	12.47	16,842	165,598	1.11	0.10	0.70	(16.64)	(16.14)
2021	9.39	12.01	17,313	204,105	0.98	0.10	0.90	8.25	15.85

Pimco:
Total Return
2025	16.65	18.43	151,410	2,255,180	4.10	0.10	0.70	8.13	8.78
2024	11.92	15.39	159,284	2,163,414	4.04	0.10	0.70	1.82	2.43
2023	11.64	15.12	165,536	2,192,241	3.57	0.10	0.70	5.20	5.83
2022	8.98	11.00	160,548	2,036,627	2.58	0.10	0.90	(14.38)	(6.37)
2021	12.84	16.13	207,994	3,107,653	1.82	0.10	0.90	(2.15)	(1.36)

Low Duration
2025	11.78	12.63	78,444	933,273	3.95	0.10	0.70	4.79	5.42
2024	11.24	11.36	85,115	959,312	3.98	0.10	0.70	3.77	4.39
2023	10.83	10.88	98,083	1,053,051	3.60	0.10	0.70	4.24	4.87
2022	9.48	10.38	98,664	1,011,887	1.66	0.10	0.80	(5.83)	(0.91)
2021	10.23	11.02	99,787	1,097,008	0.52	0.10	0.90	(1.80)	(1.03)

FS-62

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Pimco, continued:
Real Return
2025	14.87	15.14	4,097	59,630	3.25	0.10	0.70	6.99	7.64
2024	13.81	14.15	3,890	52,748	2.52	0.10	0.70	1.32	1.93
2023	13.55	13.97	4,714	64,026	2.84	0.10	0.70	2.85	3.46
2022	13.10	13.58	4,508	59,021	6.91	0.10	0.70	(12.60)	(12.08)
2021	13.99	14.90	11,259	166,488	4.67	0.10	0.90	0.16	5.38

Ibbotson:
Balanced
2025	20.03	23.21	46,486	912,999	2.11	0.10	0.70	14.02	14.70
2024	17.46	20.36	27,774	476,489	2.15	0.10	0.70	9.40	10.06
2023	15.87	18.61	22,631	360,851	1.99	0.10	0.70	12.04	12.71
2022	14.08	16.61	23,803	337,156	1.43	0.10	0.70	(13.49)	(12.97)
2021	11.81	16.17	29,463	494,131	1.22	0.10	0.80	4.95	10.68

Growth
2025	26.78	29.24	17,171	381,953	1.77	0.10	0.70	17.09	17.79
2024	19.88	22.87	10,127	197,979	1.28	0.10	0.70	11.88	12.56
2023	17.66	20.44	12,237	209,320	1.84	0.10	0.70	14.47	15.15
2022	15.34	17.86	11,699	177,277	1.55	0.10	0.70	(13.85)	(13.34)
2021	17.70	20.73	12,062	213,388	1.23	0.10	0.70	14.09	14.77

Income
2025	13.54	16.63	20,321	357,619	2.29	0.10	0.70	10.93	11.59
2024	12.21	14.90	20,197	320,862	2.26	0.10	0.70	7.21	7.86
2023	11.39	13.82	20,070	297,389	2.15	0.10	0.70	9.83	10.48
2022	9.19	12.51	20,262	273,468	1.64	0.10	0.80	(12.62)	(7.02)
2021	14.31	16.95	22,483	352,051	1.39	0.10	0.80	5.62	6.36

American Funds:
IS New World
2025	39.40	40.76	2,656	104,645	1.19	0.10	0.70	10.04	27.40
2024	30.92	30.92	2,798	86,518	1.75	0.70	0.70	5.81	5.81
2023	29.23	29.23	1,609	47,027	1.63	0.70	0.70	15.19	15.19
2022	25.37	25.37	435	11,034	1.29	0.70	0.70	(22.64)	(22.64)
2021	32.80	32.80	878	28,783	1.04	0.70	0.70	4.19	4.19

FS-63

7. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2025	2024
Fidelity:
Equity-Income IC
Units issued	254,666	266,478
Units redeemed	(285,290)	(292,397)
Net increase(decrease)	(30,624)	(25,919)

Equity-Income SC
Units issued	2,152	2,492
Units redeemed	(2,336)	(2,503)
Net increase(decrease)	(184)	(11)

Growth IC
Units issued	41,229	57,859
Units redeemed	(58,730)	(69,205)
Net increase(decrease)	(17,501)	(11,346)

Growth SC
Units issued	267	284
Units redeemed	(1,129)	(459)
Net increase(decrease)	(862)	(175)

High Income IC
Units issued	3,486,849	3,718,505
Units redeemed	(3,548,684)	(3,713,923)
Net increase(decrease)	(61,835)	4,582

High Income SC
Units issued	27,149	27,088
Units redeemed	(27,697)	(27,578)
Net increase(decrease)	(548)	(490)

Overseas IC
Units issued	308,448	237,673
Units redeemed	(331,662)	(250,318)
Net increase(decrease)	(23,214)	(12,645)

Overseas SC
Units issued	775	1,407
Units redeemed	(1,108)	(1,519)
Net increase(decrease)	(333)	(112)

FS-64

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Fidelity, continued:
Asset Mgr. IC
Units issued	40,904	48,833
Units redeemed	(60,900)	(71,867)
Net increase(decrease)	(19,996)	(23,034)

Asset Mgr. SC
Units issued	3,076	3,129
Units redeemed	(3,123)	(3,106)
Net increase(decrease)	(47)	23

Inv. Bond IC
Units issued	1,864,812	1,896,698
Units redeemed	(1,886,256)	(1,856,889)
Net increase(decrease)	(21,444)	39,809

Contrafund IC
Units issued	147,769	194,936
Units redeemed	(176,778)	(216,022)
Net increase(decrease)	(29,009)	(21,086)

Contrafund SC
Units issued	2,052	2,991
Units redeemed	(2,873)	(3,874)
Net increase(decrease)	(821)	(883)

Asset Mgr. Gr. IC
Units issued	36,496	40,090
Units redeemed	(41,202)	(38,278)
Net increase(decrease)	(4,706)	1,812

Asset Mgr. Gr. SC
Units issued	289	358
Units redeemed	(332)	(671)
Net increase(decrease)	(43)	(313)

Mid Cap IC
Units issued	29,665	33,439
Units redeemed	(29,115)	(33,124)
Net increase(decrease)	550	315

FS-65

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Fidelity, continued:
Strategic IC
Units issued	2,749	2,921
Units redeemed	(2,434)	(2,361)
Net increase(decrease)	315	560

Money Market
Units issued	38,143,200	25,925,923
Units redeemed	(39,384,038)	(14,657,478)
Net increase(decrease)	(1,240,838)	11,268,445

Alger:
Balanced
Units issued	92,830	108,409
Units redeemed	(110,212)	(124,605)
Net increase(decrease)	(17,382)	(16,196)

Capital App
Units issued	6,451	5,976
Units redeemed	(4,990)	(6,049)
Net increase(decrease)	1,461	(73)

MFS:
Utilities
Units issued	83,270	108,156
Units redeemed	(96,300)	(126,176)
Net increase(decrease)	(13,030)	(18,020)

New Discovery
Units issued	60,901	45,172
Units redeemed	(69,998)	(48,813)
Net increase(decrease)	(9,097)	(3,641)

Total Return
Units issued	34,788	32,290
Units redeemed	(34,423)	(30,120)
Net increase(decrease)	365	2,170

Value
Units issued	19,143	26,487
Units redeemed	(19,803)	(33,927)
Net increase(decrease)	(660)	(7,440)

FS-66

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
MFS, continued:
Strategic
Units issued	149,374	167,272
Units redeemed	(154,078)	(154,491)
Net increase(decrease)	(4,704)	12,781

Research
Units issued	1,050,768	1,109,557
Units redeemed	(1,069,399)	(1,112,109)
Net increase(decrease)	(18,631)	(2,552)

Global Real Estate
Units issued	809	189
Units redeemed	(417)	(26)
Net increase(decrease)	392	163

Van Kampen:
Emerging Markets
Units issued	1,239,273	1,293,846
Units redeemed	(1,265,926)	(1,313,252)
Net increase(decrease)	(26,653)	(19,406)

Intl. Magnum
Units issued	63,623	69,778
Units redeemed	(69,511)	(75,929)
Net increase(decrease)	(5,888)	(6,151)

Calvert:
Balanced
Units issued	154,285	231,901
Units redeemed	(168,616)	(210,512)
Net increase(decrease)	(14,331)	21,389

Mid Cap
Units issued	22	25
Units redeemed	(536)	(410)
Net increase(decrease)	(514)	(385)

Lincoln:
Disciplined Core Value II
Units issued	4,562,407	5,099,195
Units redeemed	(4,653,151)	(3,363,951)
Net increase(decrease)	(90,744)	1,735,244

FS-67

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Lincoln, continued:
Value II
Units issued	8,942	14,108
Units redeemed	(9,043)	(8,177)
Net increase(decrease)	(101)	5,931

Mid Cap Value II
Units issued	1,072,739	1,233,971
Units redeemed	(1,057,382)	(771,669)
Net increase(decrease)	15,357	462,302

AIM:
Intl. Growth
Units issued	398,588	405,876
Units redeemed	(403,609)	(407,346)
Net increase(decrease)	(5,021)	(1,470)

Global
Units issued	31,564	35,855
Units redeemed	(31,633)	(36,851)
Net increase(decrease)	(69)	(996)

Small Cap
Units issued	4,761	8,697
Units redeemed	(4,301)	(9,597)
Net increase(decrease)	460	(900)

Global Value
Units issued	138,016	143,050
Units redeemed	(148,484)	(158,858)
Net increase(decrease)	(10,468)	(15,808)

Discovery Mid Cap
Units issued	15,281	21,215
Units redeemed	(20,202)	(17,723)
Net increase(decrease)	(4,921)	3,492

Global Securities
Units issued	13,775	11,585
Units redeemed	(9,177)	(10,353)
Net increase(decrease)	4,598	1,232

FS-68

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Summit:
S&P MidCap
Units issued	185,454	186,676
Units redeemed	(191,448)	(197,329)
Net increase(decrease)	(5,994)	(10,653)

Russell Small Cap
Units issued	199,453	209,799
Units redeemed	(204,587)	(219,043)
Net increase(decrease)	(5,134)	(9,244)

Nasdaq-100 Index
Units issued	125,297	144,962
Units redeemed	(127,766)	(156,417)
Net increase(decrease)	(2,469)	(11,455)

EAFE Intl.
Units issued	275,390	258,814
Units redeemed	(279,107)	(257,500)
Net increase(decrease)	(3,717)	1,314

Barclays
Units issued	477,611	482,610
Units redeemed	(475,819)	(475,229)
Net increase(decrease)	1,792	7,381

S&P 500
Units issued	260,326	279,566
Units redeemed	(283,280)	(305,108)
Net increase(decrease)	(22,954)	(25,542)

Moderate
Units issued	482,169	499,934
Units redeemed	(489,611)	(509,589)
Net increase(decrease)	(7,442)	(9,655)

Growth
Units issued	2,884	11,942
Units redeemed	(3,397)	(16,263)
Net increase(decrease)	(513)	(4,321)

FS-69

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Summit, continued:
Mod. Growth
Units issued	921,076	951,529
Units redeemed	(922,437)	(958,210)
Net increase(decrease)	(1,361)	(6,681)

Third Avenue:
Value
Units issued	355,620	256,873
Units redeemed	(352,371)	(269,696)
Net increase(decrease)	3,249	(12,823)

Dreyfus:
MidCap
Units issued	24,053	26,006
Units redeemed	(26,938)	(28,766)
Net increase(decrease)	(2,885)	(2,760)

Scudder:
Small Mid Value
Units issued	43,588	44,094
Units redeemed	(36,137)	(43,139)
Net increase(decrease)	7,451	955

Thematic
Units issued	39,389	15,537
Units redeemed	(39,871)	(18,575)
Net increase(decrease)	(482)	(3,038)

Capital Growth
Units issued	2,620	2,860
Units redeemed	(1,859)	(1,908)
Net increase(decrease)	761	952

Neuberger Berman:
Regency
Units issued	10,217	11,579
Units redeemed	(9,438)	(15,167)
Net increase(decrease)	779	(3,588)

Equity
Units issued	3,124	5,249
Units redeemed	(3,127)	(6,456)
Net increase(decrease)	(3)	(1,207)

FS-70

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
T. Rowe:
Blue Chip
Units issued	480,268	610,944
Units redeemed	(493,745)	(652,554)
Net increase(decrease)	(13,477)	(41,610)

Equity Income
Units issued	6,311	10,429
Units redeemed	(6,789)	(14,464)
Net increase(decrease)	(478)	(4,035)

Franklin Templeton:
Income
Units issued	24,354	37,665
Units redeemed	(26,867)	(36,231)
Net increase(decrease)	(2,513)	1,434

Global Bond
Units issued	1,009,186	1,007,142
Units redeemed	(1,020,169)	(973,146)
Net increase(decrease)	(10,983)	33,996

Ivy:
Science
Units issued	10,468	11,750
Units redeemed	(8,355)	(10,567)
Net increase(decrease)	2,113	1,183

Balanced
Units issued	13,014	12,627
Units redeemed	(14,194)	(13,458)
Net increase(decrease)	(1,180)	(831)

Pimco:
Total Return
Units issued	105,287	142,866
Units redeemed	(113,161)	(149,118)
Net increase(decrease)	(7,874)	(6,252)

Low Duration
Units issued	153,451	189,428
Units redeemed	(160,122)	(202,396)
Net increase(decrease)	(6,671)	(12,968)

FS-71

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Pimco, continued:
Real Return
Units issued	2,632	2,308
Units redeemed	(2,425)	(3,132)
Net increase(decrease)	207	(824)

Ibbotson:
Balanced
Units issued	64,664	22,067
Units redeemed	(45,952)	(16,924)
Net increase(decrease)	18,712	5,143

Growth
Units issued	11,662	6,749
Units redeemed	(4,618)	(8,859)
Net increase(decrease)	7,044	(2,110)

Income
Units issued	28,517	33,856
Units redeemed	(28,393)	(33,729)
Net increase(decrease)	124	127

American Funds:
IS New World
Units issued	2,314	1,718
Units redeemed	(2,456)	(529)
Net increase(decrease)	(142)	1,189

FS-72

AMERITAS LIFE INSURANCE CORP.

________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2025 AND 2024 AND FOR EACH OF THE

THREE YEARS ENDED DECEMBER 31, 2025

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE

YEAR ENDED DECEMBER 31, 2025

AND INDEPENDENT AUDITOR'S REPORT

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinions

We have audited the statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), which comprise the balance sheets - statutory basis as of December 31, 2025 and 2024, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2025, and the related notes to the financial statements - statutory basis (collectively referred to as the "statutory basis financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska described in Note 1 to the statutory basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

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Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

•         Exercise professional judgment and maintain professional skepticism throughout the audit.

•         Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

•         Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•        Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

•        Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 30, 2026

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AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2025	2024
Bonds	$ 12,904,203	$ 12,109,742
Preferred stocks	—	2,828
Common stocks	478,370	483,188
Mortgage loans	2,436,818	2,300,251
Real estate:
Properties occupied by the company	32,225	38,470
Properties held for the production of income	26,423	4,732
Cash, cash equivalents, and short-term investments	341,551	201,163
Contract loans	967,549	851,561
Other investments	1,600,111	1,495,017
Total Cash and Invested Assets	18,787,250	17,486,952

Investment income due and accrued	150,555	145,519
Deferred and uncollected premiums	110,048	109,647
Federal income tax recoverable	—	3,032
Net deferred income tax asset	117,529	125,426
Funds held under coinsurance - affiliate	33,327	33,945
Other admitted assets	152,542	138,472
Separate account assets	11,287,354	10,756,291
Total Admitted Assets	$ 30,638,605	$ 28,799,284

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$ 14,373,108	$ 13,684,723
Deposit-type funds	1,409,540	1,192,888
Reserves for unpaid claims	153,178	153,824
Dividends payable to policyholders	31,150	28,994
Interest maintenance reserve	40,430	48,625
Accrued commissions, expenses and insurance taxes	155,500	152,753
Federal income taxes payable	30,202	—
Asset valuation reserve	325,047	354,449
Other liabilities	664,851	545,291
Separate account liabilities	11,287,354	10,756,291
Total Liabilities	28,470,360	26,917,838

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	496,449	431,449
Surplus notes	49,993	49,984
Unassigned surplus	1,619,303	1,397,513
Total Capital and Surplus	2,168,245	1,881,446
Total Liabilities, Capital and Surplus	$ 30,638,605	$ 28,799,284

The accompanying notes are an integral part of these statutory basis financial statements.

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AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2025	2024	2023
Premiums and Other Revenue
Premiums, net	$ 3,951,843	$ 4,210,410	$ 3,779,855
Net investment income	893,742	806,210	622,185
Commissions and expense allowances on reinsurance ceded	41,158	34,784	33,566
Modco reinsurance adjustment – affiliate	2,474	9,968	11,843
Income from fees associated with separate accounts	68,559	69,115	63,552
Miscellaneous income	52,936	55,982	62,673
Total Premiums and Other Revenue	5,010,712	5,186,469	4,573,674

Expenses
Benefits to policyholders	4,038,904	4,038,081	3,358,782
Change in reserves for life, accident and health policies	682,854	1,135,517	636,666
Commissions	343,882	372,384	318,711
General insurance expenses	588,755	587,818	589,251
Taxes, licenses and fees	58,206	67,561	59,330
Net transfers from separate accounts	(911,109)	(951,350)	(487,201)
Total Expenses	4,801,492	5,250,011	4,475,539

Gain (Loss) from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	209,220	(63,542)	98,135
Dividends to policyholders	29,550	30,907	25,630
Gain (Loss) from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	179,670	(94,449)	72,505
Federal income tax expense (benefit)	16,986	(16,252)	31,114
Gain (Loss) from Operations before Net Realized Capital Gains	162,684	(78,197)	41,391
Net realized capital gains, net of taxes	41,778	44,770	32,387
Net Income (Loss)	204,462	(33,427)	73,778

Surplus notes
Surplus notes amortization	9	9	9
Additional paid in capital
Capital contribution from parent	65,000	—	—
Unassigned surplus
Change in unrealized gains, net of tax	23,635	23,633	50,539
Change in net deferred income taxes	5,918	29,059	65,216
Change in nonadmitted assets	(36,073)	(41,149)	(50,383)
Change in asset valuation reserve	29,402	(17,539)	(72,433)
Change in unrecognized actuarial losses on pension, net of tax	(607)	(37)	(250)
Amortization of reinsurance gain, net of tax (Note 13)	(4,947)	(4,266)	(3,954)
Dissolution of subsidiary (Note 2)	—	—	(95,745)
Cumulative effect of change in accounting principle (Note 1)	—	—	58,822
Net Change in Capital and Surplus	286,799	(43,717)	25,599

Capital and Surplus at the Beginning of the Year	1,881,446	1,925,163	1,899,564
Capital and Surplus at the End of Year	$ 2,168,245	$ 1,881,446	$ 1,925,163

The accompanying notes are an integral part of these statutory basis financial statements.

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AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2025	2024	2023
OPERATING ACTIVITIES
Premium collected net of reinsurance	$ 3,945,890	$ 4,236,530	$ 3,783,194
Net investment income received	901,250	801,523	620,675
Miscellaneous income	163,016	160,112	160,206
Benefits paid to policyholders	(4,029,025)	(4,010,542)	(3,377,550)
Net transfers from separate accounts	907,358	959,589	490,322
Commissions, expenses and taxes paid	(995,884)	(1,021,655)	(945,340)
Dividends paid to policyholders	(27,393)	(27,516)	(23,832)
Federal income taxes received (paid)	5,213	(27,086)	(17,142)
Net Cash from Operating Activities	870,425	1,070,955	690,533

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	2,376,607	1,665,850	1,300,512
Cost of investments acquired	(3,327,033)	(2,609,281)	(1,605,951)
Net change in contract loans	(115,721)	(119,637)	(118,593)
Net Cash from Investing Activities	(1,066,147)	(1,063,068)	(424,032)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	216,654	22,451	(417)
Proceeds from capital contributions	65,000	—	—
Proceeds from borrowings	—	107	167,500
Redemptions of borrowings	(2,959)	—	(262,500)
Other miscellaneous, net	57,415	13,837	(56,338)
Net Cash from Financing and Miscellaneous Activities	336,110	36,395	(151,755)

Net Change in Cash, Cash Equivalents and Short-Term Investments	140,388	44,282	114,746

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	201,163	156,881	42,135

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$ 341,551	$ 201,163	$ 156,881

Non-cash transactions from operating, investing and financing activities:
Exchanges of bonds and stocks	$ 183,673	$ 41,833	$ 16,375
Real estate acquired through mortgage loan foreclosure	14,055	—	—
Transfer of bonds to other invested assets	2,633	—	—
Acquisition of stock from alternative partnerships	195	—	—
Bonds converted to stocks	—	5,161	—
Recognized commitments for low income housing investments (Note 3)	—	2,932	18,069
Net assets (liabilities) acquired from dissolution of subsidiary (Note 2)	—	—	(3,296)
Disposal of investment from dissolution of subsidiary (Note 2)	—	—	(92,609)

The accompanying notes are an integral part of these statutory basis financial statements.

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AMERITAS LIFE INSURANCE CORP.

Notes to Financial Statements – Statutory Basis

For the Years Ended December 31, 2025, 2024 and 2023

(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly-owned subsidiary of Ameritas Holding Company (AHC), which is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc. (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary, Ameritas Investment Company, LLC (AIC), a broker dealer, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), a registered investment advisor.

The Company has established three Closed Blocks of policies: (a) the first on October 1, 1998, (b) the second on July 1, 2005, and (c) the third on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under the arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including revenue thereon, will accrue solely to the benefit of the owners of policies included in the block until the block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company operates in 49 states and the District of Columbia.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the Department). Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI).

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Under NAIC SAP, investments in bonds and redeemable preferred stock are generally reported at amortized cost, with certain NAIC designated securities reported at the lower of amortized cost or fair value and adjustments to fair value reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

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NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, the cost basis of an impaired issuer credit obligations or asset-backed security is written down to fair value when a decline in value is considered other-than-temporary. The full impairment loss is recognized in income. Under U.S. GAAP, credit-related impairment to a debt security is recorded through an allowance in income, with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, investments in unaffiliated common stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses) on investments, a component of surplus. Under GAAP, common stocks are carried at fair value with changes in unrealized gains and losses recognized in income.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income. GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Under NAIC SAP, a mortgage loan is impaired when it it is probable the Company will be unable to collect all amounts contractually due. Impairments are evaluated on an individual basis. Under GAAP, a mortgage loan is stated at amortized cost less an allowance based on expected lifetime credit loss. Collectibility is measured on a collective basis for assets with similar risk characteristics.

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Under NAIC SAP, limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unrealized gains (losses), net of tax in unassigned surplus. Income distributions from the limited partnerships are reported as net investment income when declared, to the extent that they are not in excess of the undistributed accumulated earnings, in the statement of operations and changes in capital and surplus on a NAIC SAP basis. Under GAAP, the change in valuation as well as the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are established only on the statutory financial statements.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP. Under GAAP, costs related to successful acquisitions are capitalized and charged to operations on a constant level basis over the expected term of the related insurance contracts.

Under NAIC SAP, identifiable intangible assets are not recorded.

Under NAIC SAP, amounts that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, amounts would be reported as a liability and amortized into revenue using the same assumptions used to amortize deferred policy acquisition costs.

Certain assets designated as nonadmitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

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NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, Universal Life and Annuity revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.

Policy reserves for Life, Accident and Health policies are based on methods prescribed by the NAIC. For policies subject to formulaic reserving method, a prescribed limited range of assumptions, such as mortality, morbidity and interest assumptions and economic market information are used. For policies subject to Principle Based Reserving method, a wider range of the Company’s own assumptions are considered, subject to prescribed rule based regulatory requirements. Under GAAP, policy reserves are based on relevant actual cash flows and the Company’s own assumptions such as morbidity, mortality, and lapse; as well as market-observable discount rates and other economic information.

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date based on the best available estimate of the amount of dividends to be paid.

Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, the agreement shall be accounted for as deposit accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. Under GAAP, to qualify for risk transfer and be accounted for as reinsurance an evaluation must be made to determine whether the contract indemnifies against insurance risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded.

Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

Under NAIC SAP, the difference between the employee benefit plan’s assets and the employee benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus and any asset balances nonadmitted. Prior service costs are recorded as a component of unassigned surplus, net of tax. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. Prior service costs are recorded as a component of other comprehensive income, net of tax.

NAIC SAP requires an amount be recorded for deferred taxes as a component of surplus, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets that are not applicable under GAAP. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Under SAP, surplus notes are reported as surplus and interest cannot be accrued until written approval has been received from the Department. Under GAAP, surplus notes are included in liabilities including interest.

Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and is annually analyzed for impairment which would be reported as a recognized loss into earnings.

Under NAIC SAP, the Statements of Cash Flow – Statutory Basis reflects changes in cash, cash equivalents, and short-term investments with remaining maturities when purchased of one year or less. Under GAAP, the statement of cash flows reflects changes in cash and investments with original maturities when purchased of three months or less.

Comprehensive income and its components are not presented under NAIC SAP.

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NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows: issuer credit obligations and asset-backed securities with NAIC ratings 1-5 are stated at amortized cost. Issuer credit obligations and asset-backed securities with a NAIC rating of 6 are stated at the lower of amortized cost or fair value. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for asset-backed securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all asset-backed securities of high credit quality. The prospective method is used to value investments with significant changes in cash flow or of lower credit quality.

Common stocks are reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. The change in the carrying value is recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $114,509 and $102,398 at December 31, 2025 and 2024, respectively.

Mortgage loans are stated at the unpaid principal balance adjusted for unamortized discounts or premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are recorded at the lower of unamortized cost and the fair value of the collateral, less estimated selling cost, if deemed other than temporarily impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties. Fair value for impaired commercial real estate is determined by valuations based on external appraisals. Real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with maturity of three months or less at the date acquired. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Contract loans are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a nonadmitted asset.

A carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying audited GAAP equity of these investments. Income from these investments is recognized when declared, to the extent that they are not in excess of the undistributed accumulated earnings. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying value of affiliated limited liability companies are as follows:

	2025	2024
AIC	$ 18,043	$ 14,266
VCA [1]	535	524
AAS [1]	1,744	402
Total	$ 20,322	$ 15,192

1 VCA and AAS did not have GAAP audits performed, so the Company nonadmits these assets.

Other investments also include collateral loans, surplus debentures, residual tranches, and low-income housing tax credits carried under the proportional amortized cost method. Other-than-temporary impairments on other investments of $8,161, $1,000, and $3,256 were recorded as realized losses during 2025, 2024, and 2023, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

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NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. At December 31, 2025, and 2024, respectively, the notional amount of the equity and treasury futures contracts bought by the Company was $123,000, and $144,100, and the notional amount of the equity and treasury futures contracts sold was $118,915, and $144,100.

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2025 and 2024 was $16,974 and $22,780, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company purchases and sells call options (Over the Counter "OTC" index call options) to hedge variable annuity, fixed index annuity, and index universal life insurance contracts whose credited interest is linked to returns on multiple equity indices based on a formula which applies participation rates and/or cap rates to the returns in the indices. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 23, 2027. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells exchange traded index call options (exchange traded index call options) based on multiple equity indices to hedge fixed index annuity contracts and index universal life contracts. The Company has purchased and written exchange traded index call options that expire through June 17, 2027. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price.

The Company purchases and sells exchange traded put options (equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the equity put options expire without value.

11

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company uses OTC foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with holding foreign currency denominated investments. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, cash flows in one currency for cash flows in another currency. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. When the currency swaps meet specific criteria, they may be designated as accounting hedges and accounted for as foreign currency fair value hedges. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and qualitatively assessed, at least quarterly, throughout the life of the designated hedging relationship.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties on its OTC derivative positions. The Company manages its exposure to credit risk by utilizing highly rated counterparties and uses master netting agreements (MNAs) which permit either party to net payments due to exposure. Collateral is either pledged or received when certain predetermined exposure limits are exceeded. The Company had collateral pledged from counterparties of $30,000, and $10,000 which is included in other liabilities on the Statutory Balance Sheet as of December 31, 2025 and 2024, respectively. The Company had $1,991 and $4,981 of collateral pledged to counterparties included in bonds on the Statutory Balance Sheet as of December 31, 2025 and 2024, respectively. There are no losses on derivative financial instruments due to counterparty nonperformance.

The options (OTC index call options, exchange traded index call options, and equity put options) are carried at their fair value with changes recorded through unrealized capital gains (losses). Options with a positive fair value or carrying value are reported as other investments in the Balance Sheets – Statutory Basis. Options with a negative fair value or carrying value are reported as other liabilities in the Balance Sheets – Statutory Basis.

Cash flows related to the gains and losses from options, opening and closing marks for futures, and interest payments from currency swaps are reflected in net investment income received in the Statement of Cash Flows - Statutory Basis. Cash flows related to long options' open, closed, and the mark-to-market transactions, futures mark-to-market, and currency swap open and close transactions are reflected in proceeds from investments sold, matured or repaid and cost of investments acquired in the Statement of Cash Flows - Statutory Basis. Cash flows related to short options' open, closed and the mark-to-market transactions are reflected in other miscellaneous, net in the Statement of Cash Flows - Statutory Basis.

The foreign currency swaps used in effective hedges are carried in a manner consistent with the hedged asset or liability. Foreign currency swaps hedging bonds are carried at amortized cost and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the carrying value of open foreign currency swaps as a result of exchange rate changes are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Interest income received from open foreign currency swaps is reflected in net investment income. Changes in the carrying value of closed foreign currency swaps is reflected in net investment income.

Foreign currency swaps not used in an effective hedge are carried at fair value and reflected in other investments when fair value is positive and other liabilities when fair value is negative in the Balance Sheets - Statutory Basis. Changes in the fair value of open foreign currency swaps are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the fair value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

12

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The credit exposure is limited to the fair value of the options and foreign currency swaps included in other investments in the Balance Sheets - Statutory Basis as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Notional Amount		Fair Value
	2025	2024	2025	2024
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned - gross asset	$ 4,226,896	$ 3,712,055	$ 332,848	$ 202,246
OTC index call option contracts written - gross liability	1,950,496	1,411,000	(152,404)	(86,294)
Exchange traded index call option contracts owned	2,094,868	2,079,595	322,150	273,603
Foreign currency swaps - gross liability	—	22,321	—	(664)
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	24,058	178,474	1,724	11,461
Foreign currency swaps - gross liability	10,882	39,728	(864)	(1,920)

The fair value of the related derivative liabilities included in other liabilities in the Balance Sheets - Statutory Basis are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Notional Amount		Fair Value
	2025	2024	2025	2024
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	$ 1,991,038	$ 2,001,383	$ 176,900	$ 145,709
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	59,710	—	(2,757)	—
Foreign currency swaps - gross liability	191,683	—	14,825	—

13

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The amounts recognized in net investment income and change in unrealized gains (losses) in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures and foreign currency swaps are as follows:

	Amount Recognized
	2025	2024	2023
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	$ 15,765	$ 32,236	$ (15,207)
Exchange traded index call option contracts - closed	62,163	32,276	6,913
Equity put option contracts - closed	(190)	(80)	(16)
Futures contracts - closed	(7,146)	(19,020)	(36,224)
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - closed	—	—	1,172
Foreign currency swaps - open	4,111	2,655	—
Total recognized in net investment income	$ 74,703	$ 48,067	$ (43,362)
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - open	$ 38,292	$ (15,988)	$ 37,212
Exchange traded index call option contracts - open	12,855	19,200	30,723
Futures contracts - open	47	(8,508)	8,028
Foreign currency swaps - open	—	(664)	—
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - open	(19,270)	10,379	2,832
Total recognized in change in unrealized gains (losses)	$ 31,924	$ 4,419	$ 78,795

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued, excluding contract loans, with amounts over 90 days past due is nonadmitted. Interest income due and accrued for contract loans in excess of the cash surrender value is nonadmitted.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For issuer credit obligations, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For asset-backed securities, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Nonadmitted Assets

In accordance with NAIC SAP, certain assets, designated as nonadmitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Nonadmitted assets consist primarily of a portion of deferred income tax assets, contract loans, prepaid expenses, advances to agents, unearned annualized commissions, furniture and equipment, application software, other investment income that is over 90 days past due, unaudited non-insurance subsidiaries and other assets not specifically identified as an admitted asset within NAIC SAP. Total nonadmitted assets were $308,755 and $272,682 at December 31, 2025 and 2024, respectively.

14

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Furniture and Equipment

Electronic data processing (EDP) equipment and operating software are carried at cost of $11,409 and $14,523 less accumulated depreciation of $10,128 and $12,202 at December 31, 2025 and 2024, respectively. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory basis financial statements indicates that it is probable that an asset has been impaired at the date of the statutory basis financial statements and the amount of loss can be reasonably estimated.

Leasehold improvements are carried at cost less accumulated amortization. The Company calculated amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years. Non-operating software is depreciated over the lesser of its estimated useful life or five years. Other furniture and equipment are depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Depreciation expense on depreciable assets of $11,379, $8,285, and $8,098, was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2025, 2024, and 2023 respectively.

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves are established to provide amounts adequate to discharge estimated future policy obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are determined using the Commissioners’ Reserve Valuation Method or Net Level Premium Method, or, where applicable, under the principle-based reserve requirements of VM-20, using prescribed interest and mortality assumptions and other assumptions consistent with regulatory guidance.

Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method with applicable statutory interest and mortality assumptions. Reserves for variable annuities are determined in accordance with VM-21, based on a conditional tail expectation 70 stochastic reserve and any additional standard projection amount required, using a prescribed set of economic scenarios and assumptions as defined by VM-21.

Tabular interest, less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historical claim lags, with adjustments based on the current level of pending/unprocessed claims, and relative to the historical levels during the time period used to generate claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. An additional liability is recorded for claim adjustment expenses corresponding to the unpaid claims.

15

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. Issued and incurred claims are generated based on the 2012 Group Long-term Disability Table (GLTD). A modification is made for claims in the first two years from disablement.

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. Dividends to policyholders also include reinsurance assumed business. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $22,362,038, or 19.0%, and $22,397,605, or 17.8%, of the individual life policies in force as of December 31, 2025 and 2024, respectively.

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $7,932, $7,780, and $9,711 for 2025, 2024, and 2023, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts. In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Leases
The Company leases and subleases office space under operating lease agreements that expire at various dates through 2030. Certain rental commitments have renewal options extending through the year 2030. Some of these leases include escalation clauses, which vary with levels of operating expense. The impact of these leases, including future minimum lease payments under noncancellable operating leases, were not material for 2025, 2024, and 2023.

16

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2025 and 2024.

The Company is subject to taxation in the United States and various states. The Company is not subject to examinations by tax authorities for years before 2022.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes, including policies and related impacts from pandemics or other public health issues. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements

The NAIC issued revisions to Statement of Statutory Accounting Principles (SSAP) No. 26 – Bonds, and SSAP No. 43R – Asset-Backed Securities, SSAP No. 2R – Cash, Cash Equivalents, Drafts, and Short-Term Investments, SSAP No. 21R – Other Admitted Assets, as part of the Principles-Based Bond Project. The amended guidance, effective January 1, 2025, provides criteria for distinguishing bonds from other types of investments, further restricts the investments that are permitted for cash equivalent or short-term reporting and provides guidance for debt securities that do not qualify as bonds under the principles-based bond definition. The adoption of this guidance was not material to the Company’s statutory financial statements.

Accounting Changes

During 2023, the Company changed its method of accounting for distributions received from joint ventures, partnerships, and limited liability companies to include fair value adjustments in addition to accumulated earnings in order to better align with the U.S. GAAP equity of the investee. The change resulted in a decrease in net unrealized capital gains (losses), less capital gains tax of $58,822 as of December 31, 2023.

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Statutory Merger

Effective October 1, 2023, Select Benefits Group, LLC (Dental Select), a third-party administrator (TPA) for dental and vision plans, was merged into the Company with the Company assuming net liabilities of $3,296. In the Summary of Operations and Changes in Capital and Surplus - Statutory Basis, the Company recorded a charge of $92,822 for the write-off of embedded goodwill and reversed unrealized losses of $28,074, net of taxes, for a net charge to surplus of $64,748.

17

NOTE 3 - INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2025
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Issuer Credit Obligations:
U.S. Government Obligations	$ 11,663	$ 53	$ (56)	$ 11,660
Non-U.S. Sovereign Jurisdiction Securities	62,333	1,652	(379)	63,606
Municipal Bonds – Special Revenues	88,568	778	(2,989)	86,357
Corporate Bonds (Unaffiliated)	8,301,299	105,950	(725,923)	7,681,326
Single Entity Backed Obligations (Unaffiliated)	18,425	—	(1,008)	17,417
SVO-Identified Bond Exchange Traded Funds – Systematic Value	537	22	—	559
Bonds Issued by Funds Representing Operating Entities (Unaffiliated)	589,983	6,947	(43,550)	553,380
Other Issuer Credit Obligations (Unaffiliated)	15,600	25	(240)	15,385
Total Issuer Credit Obligations	9,088,408	115,427	(774,145)	8,429,690

18

NOTE 3 - INVESTMENTS, (continued)

December 31, 2025
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-Backed Securities:
Financial Asset-Backed – Self-Liquidating:
Agency Residential Mortgage-Backed Securities – Guaranteed	178,621	2,174	(7,745)	173,050
Agency Commercial Mortgage-Backed Securities – Guaranteed	248,747	223	(5,749)	243,221
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed	83,560	100	(7,490)	76,170
Agency Commercial Mortgage-Backed Securities – Not/Partially Guaranteed	33,828	1,421	(198)	35,051
Non-Agency Residential Mortgage-Backed Securities (Unaffiliated)	390,430	3,501	(21,761)	372,170
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	218,565	532	(125)	218,972
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	1,443,370	3,856	(7,363)	1,439,863
Other Financial Asset-Backed Securities – Self-Liquidating (Unaffiliated)	284,356	1,605	(8,085)	277,876
Total Financial Asset-Backed - Self-Liquidating	2,881,477	13,412	(58,516)	2,836,373
Financial Asset-Backed – Not Self-Liquidating:
Equity Backed Securities (Unaffiliated)	80,909	1,521	(283)	82,147
Other Financial Asset-Backed Securities – Not Self-Liquidating (Unaffiliated)	378,372	—	(133)	378,239
Total Financial Asset Backed - Not Self-Liquidating	459,281	1,521	(416)	460,386
Non-Financial Asset-Backed Securities – Practical Expedient:
Lease-Backed Securities – Practical Expedient (Unaffiliated)	142,314	754	(12,157)	130,911
Other Non-Financial Asset-Backed Securities – Practical Expedient (Unaffiliated)	753	—	—	753
Total Non-Financial Asset-Backed Securities – Practical Expedient	143,067	754	(12,157)	131,664
Non-Financial Asset-Backed Securities – Full Analysis:
Lease-Backed Securities – Full Analysis (Unaffiliated)	175,496	1,030	(6,240)	170,286
Other Non-Financial Asset-Backed Securities – Full Analysis (Unaffiliated)	146,452	1,518	(3,727)	144,243
Total Non-Financial Asset-Backed Securities – Full Analysis	321,948	2,548	(9,967)	314,529
Total Asset-Backed Securities	3,805,773	18,235	(81,056)	3,742,952

Total Bonds	$ 12,894,181	$ 133,662	$ (855,201)	$ 12,172,642

December 31, 2024
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 81,536	$ 3	$ (11,187)	$ 70,352
All other governments	51,830	323	(1,673)	50,480
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	200,140	20	(17,704)	182,456
Hybrid securities	5,137	2	(298)	4,841
Industrial and miscellaneous	11,779,827	62,758	(1,057,702)	10,784,883
Total bonds	$ 12,118,470	$ 63,106	$ (1,088,564)	$ 11,093,012

19

NOTE 3 - INVESTMENTS, (continued)

The amortized cost of bonds was increased by $10,022 and reduced by $8,728 at December 31, 2025 and December 31, 2024, respectively, as a result of cumulative fair value adjustments to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $12,904,203 and $12,109,742, respectively.

The cost or amortized cost and estimated fair value of bonds at December 31, 2025 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$ 304,866	$ 303,302
Due after one year through five years	1,509,437	1,485,205
Due after five years through ten years	2,611,142	2,564,487
Due after ten years	8,468,736	7,819,648
Total bonds	$ 12,894,181	$ 12,172,642

Proceeds from the sales of bonds were $733,936, $388,956, and $308,442 for the years ended December 31, 2025, 2024, and 2023, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2025	2024	2023
Bonds:
Gross realized capital gains on sales	$ 10,730	$ 12,380	$ 7,070
Gross realized capital losses on sales	(16,042)	(10,149)	(9,335)
Net realized capital gains (losses) on sales	(5,312)	2,231	(2,265)
Other, including impairments and net gain on dispositions other than sales	(817)	(2,880)	(5,148)
Total bonds	(6,129)	(649)	(7,413)
Preferred stocks	539	272	(618)
Common stocks	49,783	47,308	33,983
Mortgage loans	(902)	(296)	(2,040)
Real estate	(6,202)	379	2,285
Other investments	15,463	10,371	12,092
Realized capital gains before federal income taxes and transfer to IMR	52,552	57,385	38,289
Realized capital gains (losses) transferred to IMR	(332)	714	(2,708)
Federal income tax expense	11,106	11,901	8,610
Net realized capital gains	$ 41,778	$ 44,770	$ 32,387

The Company sold common stock with a fair market value of $50,200 and a book adjusted carrying value of $32,412 to AHC on December 23, 2024 for cash consideration of $50,200. The sale resulted in a realized gain of $17,788.

20

NOTE 3 - INVESTMENTS, (continued)

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit, inclusive of the existing funding agreements) up to $1,175,594 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.0% of the advances less the amount of the asset-based membership stock held. As of December 31, 2025 and 2024, the Company did not have any FHLB membership stock eligible for redemption. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit as of December 31, 2025 and 2024, respectively.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2025	2024
Membership stock - class A	$ 408	$ 397
Membership stock - class B	33,288	21,928
Excess stock	721	645
Aggregate total	$ 34,417	$ 22,970
Actual borrowing capacity as determined by the insurer	$ 1,175,594	$ 852,634

The related reserves of $903,171 and $702,681 are reported in deposit-type funds on the Balance Sheets – Statutory Basis as of December 31, 2025 and 2024, respectively.

The values of the collateral pledged to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2025	2024
Fair value	$ 1,585,637	$ 1,166,792
Carrying value	1,652,068	1,290,524
Aggregate total borrowing - funding agreements	900,000	700,000

The maximum amount of collateral pledged to the FHLB during the years ended December 31 is as follows:

	General Account
	2025	2024
Fair value	$ 1,585,637	$ 1,386,123
Carrying value	1,652,068	1,436,940
Amount borrowed at time of maximum collateral - funding agreements	900,000	700,000
Amount borrowed at time of maximum collateral - lines of credit	61,455	—

There are prepayment penalties on the Company's funding agreements.

21

NOTE 3 - INVESTMENTS, (continued)

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

	December 31, 2025				December 31, 2024
			Percentage				Percentage
Restricted Asset Category	Total Gross Assets Current Year	Total Admitted Gross Assets Current Year	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Restricted Assets	Total Gross Assets Prior Year	Total Admitted Gross Assets Prior Year	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Restricted Assets
FHLB capital stock	$ 34,417	$ 34,417	0.1%	0.1%	$ 22,970	$ 22,970	0.1%	0.1%
Bonds on deposit with states	121,097	121,097	0.4%	0.4%	144,792	144,792	0.5%	0.5%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,652,068	1,652,068	5.3%	5.4%	1,290,524	1,290,524	4.4%	4.5%
Pledged as collateral not captured in other categories:
Derivatives	18,965	18,965	0.1%	0.1%	27,761	27,761	0.1%	0.1%
Other restricted assets:
Policy loans reinsurance assumed	102,600	102,600	0.3%	0.3%	107,429	107,429	0.4%	0.4%
Bonds and short-term investments reinsurance assumed *	873,122	873,122	2.8%	2.8%	886,156	886,156	3.0%	3.1%
Collateral assets received and on balance sheet**	30,000	30,000	0.1%	0.1%	10,000	10,000	0.0%	0.0%
Separate account assets held under modco reinsurance agreements	103,278	103,278	0.3%	0.3%	100,804	100,804	0.3%	0.4%
Total restricted assets	$ 2,935,547	$ 2,935,547	9.4%	9.5%	$ 2,590,436	$ 2,590,436	8.8%	9.1%

* Includes investment income due and accrued
** Reported in cash, cash equivalents and short-term investments on the Statutory Balance Sheet.

The Company had $103,278 and $100,804 of separate account assets and recognized obligations under modco reinsurance agreements in Schedule D, Part 2, Section 2 of it separate accounts statutory financials as of December 31, 2025 and 2024, respectively. These assets represented 0.9% of both total separate account assets and total admitted separate account assets and liabilities for both years. The underlying invested assets are not related or affiliated with the reinsurer.

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2025
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Issuer Credit Obligations	$ 2,332,150	$ (82,317)	$ 5,415,054	$ (691,828)	7,747,204	(774,145)
Asset-Backed Securities	1,632,317	(14,884)	1,006,949	(66,172)	2,639,266	(81,056)
Common stocks	110,577	(1,434)	25,067	(1,371)	135,644	(2,805)
Total	$ 4,075,044	$ (98,635)	$ 6,447,070	$ (759,371)	$ 10,522,114	$ (858,006)

22

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2024
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 3,568	$ (345)	$ 66,750	$ (10,842)	$ 70,318	$ (11,187)
All other governments	35,757	(1,067)	9,550	(606)	45,307	(1,673)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	58,261	(2,452)	122,344	(15,252)	180,605	(17,704)
Hybrid securities	1,056	(67)	3,785	(231)	4,841	(298)
Industrial and miscellaneous	3,403,375	(198,644)	6,084,379	(859,058)	9,487,754	(1,057,702)
Total bonds	3,502,017	(202,575)	6,286,808	(885,989)	9,788,825	(1,088,564)
Preferred stocks	609	—	2,175	(130)	2,784	(130)
Common stocks	144,533	(1,842)	27,841	(1,658)	172,374	(3,500)
Total	$ 3,647,159	$ (204,417)	$ 6,316,824	$ (887,777)	$ 9,963,983	$ (1,092,194)

The Company considers various factors when considering if a decline is other-than-temporary, including the size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security for a period of time sufficient to allow for a recovery in value. The Company has determined that such declines are temporary in nature.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to the magnitude of the unrealized loss; the volatility of the investment; analyst recommendations, price targets and NAIC ratings; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. During 2025, 2024, and 2023, based on an evaluation of these factors, the realized losses for other-than-temporary impairments recognized by the Company on unaffiliated common stocks were not material.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2025 and 2024, bonds at book/adjusted carrying value totaling $279,259 and $436,189, respectively, (2.2% and 3.5%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2025, 2024, and 2023, the realized losses for other-than-temporary impairments recognized by the Company on bonds were not material. The Company did not recognize any other-than-temporary impairments on asset-backed and structured security investments in 2025 and 2024.

23

NOTE 3 - INVESTMENTS, (continued)

A summary of asset-backed security and structured security investments included with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2025
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Asset-backed securities	$ 605,985	$ 596,083	$ (9,902)	$ 933,591	$ 862,414	$ (71,177)

December 31, 2024
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured Securities	$ 193,033	$ 187,385	$ (5,648)	$ 1,305,594	$ 1,203,661	$ (101,933)

Mortgage Loans

For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2025	2024
DSCR distribution
Below 1.0	$ 79,426	$ 72,947
1.0 - 1.2	107,308	147,689
1.2 - 1.5	358,278	398,826
Greater than 1.5	1,882,371	1,669,985
Total	$ 2,427,383	$ 2,289,447

Mortgage loans with a DSCR below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2025	2024
Loan to value
Below 60%	$ 9,435	$ 8,786
60-75%	—	2,018
Total	$ 9,435	$ 10,804

24

NOTE 3 - INVESTMENTS, (continued)

An aging analysis of the commercial loans held by the Company is summarized as follows:

	December 31
	2025	2024
Recorded investment (all)
Current	$ 2,435,704	$ 2,292,386
30-59 days past due	—	—
60-89 days past due	—	2,469
90-179 days past due	—	—
180+ days past due	1,114	5,396
Accruing Interest 180+ Days Past Due
Recorded investment	1,114	5,396
Interest accrued	56	124
Participant or co-lender in a mortgage loan agreement
Recorded investment	211	312

At December 31, 2025, the average size of an individual commercial mortgage loan was $2,826. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. As of December 31, 2025, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.85% and 2.85% for commercial mortgage loans.

In 2025 and 2024, the Company had 118 and 91, respectively, commercial loans acquired or with additions to existing loans at the maximum and minimum rates of interest of 8.68% and 8.68%, respectively, and 4.60% and 4.55%, respectively, totaling $458,898 and $335,896, respectively.

Commercial mortgage loans are evaluated individually for impairment. The Company's impairments for commercial loans and interest income on impaired commercial mortgage loans was not material for December 31, 2025, 2024, and 2023, respectively. As of December 31, 2025 and 2024, no impaired commercial mortgage loans were on nonaccrual status under SSAP No 34, paragraph 6.

In 2025, the Company had $36,954 aggregate amount of mortgage loans derecognized as a result of foreclosure, $14,055 real estate collateral recognized, and $22,732 other collateral recognized. In 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

Investments in Tax Credit Structures

During 2025 and 2024, the Company recognized $10,406 and $11,214, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $56,308 and $70,877 and in other liabilities was $14,144 and $23,498 for the years ended December 31, 2025 and 2024, respectively. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC at December 31, 2025 and 2024. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits at December 31, 2025 and 2024.

25

NOTE 3 - INVESTMENTS, (continued)

An aggregate schedule of non-transferrable tax credits expected to be generated by the Company each year for the subsequent five years and thereafter, as of December 31, 2025, is presented below:

Year	Non-Transferable
2026	$ 11,410
2027	898
2028	117
2029	314
2030	147
Thereafter	1,258
Total	$ 14,144

The Company has no transferrable tax credits as of December 31, 2025.

Offsetting and Netting of Assets and Liabilities
Call options and foreign currency swaps that are included in other investments and other liabilities on the Balance Sheets - Statutory Basis and qualified for offsetting and netting are as follows:

	December 31, 2025			December 31, 2024
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$ 332,848	$ 152,405	$ 180,443	$ 202,246	$ 86,294	$ 115,952
Derivatives - foreign currency swaps	4,482	3,621	861	11,461	2,584	8,877

Liabilities:
Derivatives - call options	$ 152,405	$ 152,405	$ —	$ 86,294	$ 86,294	$ —
Derivatives - foreign currency swaps	15,689	3,621	12,068	2,584	2,584	—

26

NOTE 3 - INVESTMENTS, (continued)

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2025	2024	2023
Income:
Bonds	$ 590,016	$ 556,609	$ 499,408
Preferred stocks	66	166	490
Common stocks	11,262	9,885	8,382
Mortgage loans	121,493	104,896	98,441
Real estate[1]	12,062	11,175	14,261
Contract loans	44,237	39,226	33,583
Short-term investments	8,109	6,936	3,385
Derivatives	74,703	48,067	(43,362)
Other investments	81,541	77,269	50,021
Amortization of interest maintenance reserve	7,932	7,780	9,711
Gross investment income	951,421	862,009	674,320
Total investment expenses	57,679	55,799	52,135
Net investment income	$ 893,742	$ 806,210	$ 622,185

1Includes amounts for the occupancy of company-owned property of $5,647, $5,647, and $8,302 in 2025, 2024, and 2023, respectively.

Fair Value Measurements

Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

27

NOTE 3 - INVESTMENTS, (continued)

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2025
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Asset-Backed Securities	$ —	$ 3,415	$ —	$ —	$ 3,415
Total bonds	—	3,415	—	—	3,415
Common stock
Industrial and miscellaneous	$ 329,444	$ —	$ —	$ —	$ 329,444
Total common stocks	329,444	—	—	—	329,444
Derivative assets
Exchange traded index call options	322,150	—	—	—	322,150
Over the counter index call options	—	180,444	—	—	180,444
Foreign currency swaps	—	860	—	—	860
Total other investments	322,150	181,304	—	—	503,454
Separate account assets	—	—	—	11,287,354	11,287,354
Total assets at fair value/net asset value	$ 651,594	$ 184,719	$ —	$ 11,287,354	$ 12,123,667

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 176,900	$ —	$ —	$ —	$ 176,900
Foreign currency swaps	—	12,068	—	—	12,068
Total liabilities at fair value	$ 176,900	$ 12,068	$ —	$ —	$ 188,968

	December 31, 2024
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Asset-Backed Securities	$ —	$ 673	$ —	$ —	$ 673
Total bonds	—	673	—	—	673
Common stock
Industrial and miscellaneous	357,820	—	—	—	357,820
Total common stocks	357,820	—	—	—	357,820
Other investments	14,052	—	—	—	14,052
Derivative assets
Exchange traded index call options	273,603	—	—	—	273,603
Over the counter index call options	—	115,952	—	—	115,952
Foreign currency swaps	—	8,877	—	—	8,877
Total other investments	287,655	124,829	—	—	412,484
Separate account assets	—	—	—	10,756,291	10,756,291
Total assets at fair value/net asset value	$ 645,475	$ 125,502	$ —	$ 10,756,291	$ 11,527,268

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 145,709	$ —	$ —	$ —	$ 145,709
Total liabilities at fair value	$ 145,709	$ —	$ —	$ —	$ 145,709

28

NOTE 3 - INVESTMENTS, (continued)

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities

These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets and Liabilities

The Company's Level 2 assets includes bonds, OTC index call options and foreign currency swaps. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the index call options and foreign currency swaps. For the index call options, the broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. For the foreign currency swaps, the broker quotes use models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets and Liabilities

There were no financial assets measured at fair value in Level 3 at December 31, 2025 and December 31, 2024.

NAV - Financial Assets and Liabilities

Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

There were no material transfers of financial instruments carried at fair value into or out of Level 3 during the years ended December 31, 2025 and 2024.

The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV.

29

NOTE 3 - INVESTMENTS, (continued)

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The fair values are also categorized into the three-level fair value hierarchy as described previously.

December 31, 2025
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds
Issuer credit obligations	$ 8,429,689	$ 9,099,637	$ —	$ 6,377,988	$ 2,051,701	$ —
Asset-backed securities	3,742,953	3,804,566	—	3,000,533	742,420	—
Total Bonds	12,172,642	12,904,203	—	9,378,521	2,794,121	—
Common stocks	363,861	363,861	329,444	34,417	—	—
Mortgage loans	2,363,644	2,436,818	—	—	2,363,644	—
Cash, cash equivalents and short-term
investments	341,551	341,551	341,551	—	—	—
Contract loans	916,656	967,549	—	—	916,656	—
Other investments	623,379	630,044	322,150	236,266	64,963	—
Investment income due and accrued	150,555	150,555	150,555	—	—	—
Separate account assets	—	11,287,354	—	—	—	11,287,354
Total financial assets	$ 16,932,288	$ 29,081,935	$ 1,143,700	$ 9,649,204	$ 6,139,384	$ 11,287,354

Deposit-type funds	$ 1,408,143	$ 1,409,540	$ —	$ —	$ 1,408,143	$ —
Derivative liabilities	188,967	188,967	176,899	12,068	—	—
Total financial liabilities	$ 1,597,110	$ 1,598,507	$ 176,899	$ 12,068	$ 1,408,143	$ —

December 31, 2024
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 11,093,012	$ 12,109,742	$ —	$ 7,447,078	$ 3,645,934	$ —
Preferred stocks	2,784	2,828	—	2,784	—	—
Common stocks	380,790	380,790	357,820	22,970	—	—
Mortgage loans	2,134,258	2,300,251	—	—	2,134,258	—
Cash, cash equivalents and short-term
investments	201,163	201,163	201,163	—	—	—
Contract loans	796,924	851,561	—	—	796,924	—
Other investments	557,790	566,065	297,012	181,226	79,552	—
Investment income due and accrued	145,519	145,519	145,519	—	—	—
Separate account assets	—	10,756,291	—	—	—	10,756,291
Total financial assets	$ 15,312,240	$ 27,314,210	$ 1,001,514	$ 7,654,058	$ 6,656,668	$ 10,756,291

Liabilities:
Deposit-type funds	$ 1,190,833	$ 1,192,888	$ —	$ —	$ 1,190,833	$ —
Borrowings	3,011	2,959	—	—	3,011	—
Derivative liabilities	145,709	145,709	145,709	—	—	—
Total financial liabilities	$ 1,339,553	$ 1,341,556	$ 145,709	$ —	$ 1,193,844	$ —

30

NOTE 3 - INVESTMENTS, (continued)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instruments for which it is practicable to estimate a value:

Bonds: For issuer credit obligations not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of asset-backed securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Issuer credit obligations, asset-backed securities priced based on observable market information are assigned to Level 2. Issuer credit obligations and asset-backed securities priced based on uncorroborated broker quotes, unobservable market inputs, partnership valuations or internal valuations are assigned to Level 3.

Preferred Stocks: For preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield credit quality, and maturity of the investments. Preferred stocks priced based on observable market information are assigned to Level 2.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB, fair value is presumed to be par, which is the value at which the FHLB will repurchase the stock, and is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts approximate fair values.

Other investments and derivative liabilities: Fair values are estimated using values obtained from independent pricing services where available, or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments priced based on observable market information for similar assets are assigned to Level 2. Other investments priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3. Other investments carried on the equity method are not included as part of the fair value disclosure. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. Foreign currency swaps are classified as Level 2 as the valuation is based on models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Contract loans: The fair values for contract loans are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Contract loans with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

31

NOTE 3 - INVESTMENTS, (continued)

Separate account assets: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset/(liability) as of December 31, 2025 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 353,272	$ 2,448	$ 355,720
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	353,272	2,448	355,720
Deferred tax assets nonadmitted	116,710	—	116,710
Subtotal net admitted deferred tax assets	236,562	2,448	239,010
Deferred tax liabilities	39,616	81,865	121,481
Net admitted deferred tax assets/(liability)	$ 196,946	$ (79,417)	$ 117,529

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2025 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 117,529	$ —	$ 117,529
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 117,529	$ —	$ 117,529
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 307,415
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 119,033	$ 2,448	$ 121,481
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 236,562	$ 2,448	$ 239,010

The components of the net deferred tax asset/(liability) as of December 31, 2024 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 348,557	$ 2,748	$ 351,305
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	348,557	2,748	351,305
Deferred tax assets nonadmitted	105,799	—	105,799
Subtotal net admitted deferred tax assets	242,758	2,748	245,506
Deferred tax liabilities	34,378	85,702	120,080
Net admitted deferred tax assets/(net deferred tax liability)	$ 208,380	$ (82,954)	$ 125,426
32

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2024 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 125,426	$ —	$ 125,426
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 125,426	$ —	$ 125,426
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 263,055
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 117,332	$ 2,748	$ 120,080
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 242,758	$ 2,748	$ 245,506

The changes in the components of the net deferred tax asset/(liability) from December 31, 2024 to December 31, 2025 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 4,715	$ (300)	$ 4,415
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	4,715	(300)	4,415
Deferred tax assets nonadmitted	10,911	—	10,911
Subtotal net admitted deferred tax assets	(6,196)	(300)	(6,496)
Deferred tax liabilities	5,238	(3,837)	1,401
Net admitted deferred tax assets/(net deferred tax liability)	$ (11,434)	$ 3,537	$ (7,897)

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	(7,897)	—	(7,897)
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	(7,897)	—	(7,897)
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	44,360
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	1,701	(300)	1,401
Deferred tax assets admitted as the result of application
of NAIC SAP	$ (6,196)	$ (300)	$ (6,496)

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

The Company used the following amounts in determining the DTA admissibility:

	2025	2024
Ratio percentage used to determine recovery period and
threshold limitation above	972%	841%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$ 2,049,435	$ 1,753,699

There were no tax planning strategies utilized as of December 31, 2025 or 2024.

33

NOTE 4 - INCOME TAXES, (continued)

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2025	2024	2023
Federal	$ 16,986	$ (16,252)	$ 31,114
Federal income tax on net capital gains	11,036	12,051	8,041
Federal income tax incurred/(recovered)	$ 28,022	$ (4,201)	$ 39,155

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2025	2024	2023	from 2024	from 2023
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$ 178	$ 157	$ 165	$ 21	$ (8)
Unearned premium reserve	534	523	505	11	18
Policyholder reserves	138,269	134,578	111,591	3,691	22,987
Investments	8,676	8,166	7,877	510	289
Deferred acquisition costs	103,832	94,942	88,273	8,890	6,669
Policyholder dividends accrual	1,410	2,145	1,632	(735)	513
Fixed assets	(693)	9,891	11,241	(10,584)	(1,350)
Compensation and benefits accrual	26,798	25,898	25,789	900	109
Receivables - nonadmitted	40,329	35,046	29,906	5,283	5,140
Net operating loss carry-forward	190	208	225	(18)	(17)
Intangible Amortization	22,739	25,522	28,309	(2,783)	(2,787)
Other (including items <5% of total
ordinary tax assets)	11,010	11,481	10,103	(471)	1,378
Subtotal	353,272	348,557	315,616	4,715	32,941
Nonadmitted deferred tax assets	116,710	105,799	89,124	10,911	16,675
Admitted ordinary deferred tax assets	$ 236,562	$ 242,758	$ 226,492	$ (6,196)	$ 16,266

Capital
Investments	$ 203	$ 435	$ 1,272	$ (232)	$ (837)
Real Estate	2,245	2,313	2,793	(68)	(480)
Subtotal	2,448	2,748	4,065	(300)	(1,317)
Admitted capital deferred tax assets	2,448	2,748	4,065	(300)	(1,317)
Admitted deferred tax assets	$ 239,010	$ 245,506	$ 230,557	$ (6,496)	$ 14,949

Deferred tax liabilities:
Ordinary
Investments	$ 6,384	$ 4,790	$ 3,171	$ 1,594	$ 1,619
Fixed assets	8,123	818	2,042	7,305	(1,224)
Deferred and uncollected premium	14,621	15,297	17,372	(676)	(2,075)
Policyholder reserves	437	3,509	6,588	(3,072)	(3,079)
Unearned commissions	9,907	9,820	9,251	87	569
Other (including items <5% of total
ordinary tax liabilities)	144	144	143	—	1
Subtotal	39,616	34,378	38,567	5,238	(4,189)
34

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2025	2024	2023	from 2024	from 2023
Capital
Investments	$ 80,590	$ 84,427	$ 74,312	$ (3,837)	$ 10,115
Real estate	1,275	1,275	1,276	—	(1)
Subtotal	$ 81,865	$ 85,702	$ 75,588	$ (3,837)	$ 10,114

Deferred tax liabilities	$ 121,481	$ 120,080	$ 114,155	$ 1,401	$ 5,925

Net deferred tax assets	$ 117,529	$ 125,426	$ 116,402	$ (7,897)	$ 9,024

The change in the net admitted deferred tax assets was $(7,897), $9,024 and $19,640 for the years ended December 31, 2025, 2024, and 2023, respectively. The change in nonadmitted deferred tax assets of $10,911, $16,675, and $7,304 was included in change in nonadmitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2025, 2024, and 2023, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2025	2024	Change
Total gross deferred tax assets	$ 355,720	$ 351,305	$ 4,415
Total deferred tax liabilities	121,481	120,080	1,401
Net deferred tax asset	$ 234,239	$ 231,225	3,014
Tax effect of change in unrealized gains and pension liability			2,904
Change in net deferred income tax			$ 5,918

	2024	2023	Change
Total gross deferred tax assets	$ 351,305	$ 319,681	$ 31,624
Total deferred tax liabilities	120,080	114,155	5,925
Net deferred tax asset	$ 231,225	$ 205,526	25,699
Tax effect of change in unrealized gains and pension liability			3,360
Change in net deferred income tax			$ 29,059

	2023	2022	Change
Total gross deferred tax assets	$ 319,681	$ 273,463	$ 46,218
Total deferred tax liabilities	114,155	94,881	19,274
Net deferred tax asset	$ 205,526	$ 178,582	26,944
Tax effect of change in unrealized gains and pension liability			35,349
Adjustment to prior year deferred income tax			2,923
Change in net deferred income tax			$ 65,216

35

NOTE 4 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2025, 2024, and 2023 were as follows:

	2025	2024	2023
Net gain (loss) from operations before income taxes	$ 179,670	$ (94,449)	$ 72,505
Net realized capital gains before income taxes	52,552	57,385	38,289
Deferred reinsurance loss, net	(4,947)	(4,266)	(3,954)
Total pre-tax statutory income (loss)	227,275	(41,330)	106,840
Change in nonadmitted assets	(25,161)	(24,475)	(43,079)
IMR amortization	(7,932)	(7,780)	(9,711)
Tax-exempt income	(24,174)	(25,301)	(22,687)
Adjustment to prior year deferreds	(270)	(1,217)	3,083
Dissolution of subsidiary	—	—	(92,822)
Non-deductible expense	4,085	4,251	4,884
Other	1,344	(1,117)	(408)
Subtotal	175,167	(96,969)	(53,900)
Statutory tax rate	0.21	0.21	0.21
Subtotal	36,785	(20,364)	(11,319)
Adjustment to prior year deferred income tax	—	—	(2,923)
Tax credits	(14,681)	(12,896)	(11,819)
Total statutory income taxes	$ 22,104	$ (33,260)	$ (26,061)

Federal and foreign income tax incurred/(recovered)	$ 28,022	$ (4,201)	$ 39,155
Change in deferred income tax	(5,918)	(29,059)	(65,216)
Total statutory income taxes	$ 22,104	$ (33,260)	$ (26,061)

The Company has no foreign tax credit carryovers to subsequent years.

At December 31, 2025, the Company has tax carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2016	Net Operating Loss	$ 907	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $11,983, $9,928, and $14,604, for the tax years 2025, 2024, and 2023, respectively. There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC with AHC, AIP and Ameritas-NY.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Inflation Reduction Act was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT) which is effective for tax years beginning after 2022. The Company is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation subject to CAMT as a member of a tax-controlled group of corporations in 2025 and 2024.

On July 4, 2025, the One Big Beautiful Bill Act (OBBBA) was enacted into law. Connected to OBBBA, the Company is immediately expensing domestic research and development costs in 2025 that have been previously capitalized. The other provisions of OBBBA are not material to the Company.

36

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

The Company loaned $3,000 to Ameritas Advisory Services, LLC on December 5, 2023 under a promissory note due on or before December 1, 2024. The promissory note was repaid in full on June 28, 2024.

The Company loaned $2,000 to Ameritas Investment Company, LLC on April 3, 2023 under a promissory note due on or before April 1, 2024. The promissory note was repaid in full on March 21, 2024.

AAS and AIC each established a $10,000 unsecured line of credit with the Company expiring March 31, 2026. There were no balances outstanding at any time during 2025.

The Company received capital contributions in the amount of $40,000 and $25,000 from AHC on June 23, 2025 and December 3, 2025, respectively.

Ameritas-NY and AHC each established a $50,000 unsecured line of credit with the Company. There were no balances outstanding at any time during 2025, 2024, and 2023. The unsecured lines of credit with Ameritas-NY and AHC provide for automatic annual renewal on May 1, and January 1, respectively, unless terminated by either party.

The Company established a $50,000 unsecured line of credit with AHC under an agreement that provides for automatic renewal on January 1 unless terminated by either either party. There were no balances outstanding at any time during 2025 or 2024.

The Company's variable life and annuity products are distributed through AIC. Policies placed by this affiliate generated commission and general insurance expense of $21,085, $20,984, and $21,305, for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company had amounts due to and from various affiliates at December 31, 2025 and 2024 which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The balances are settled monthly on a net basis. Additionally, the Company provides, as well as receives, technical, financial, legal and marketing support, and investment advisory services from certain affiliates under administrative service and cost-sharing agreement which were recorded in general insurance expenses in the Summary of Operations-Statutory Basis. Both the individual and combined amounts recorded under these agreements were not material for the years ended December 31, 2025, 2024, and 2023.

NOTE 6 - EMPLOYEE BENEFITS

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan. The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2025	2024	2023
Benefit obligation at beginning of year	$ 29,240	$ 31,776	$ 34,365
Interest cost	1,511	1,560	1,763
Actuarial loss	(996)	(372)	(84)
Benefits paid	(3,649)	(3,724)	(4,268)
Benefit obligation at end of year	$ 26,106	$ 29,240	$ 31,776
37

NOTE 6 - EMPLOYEE BENEFITS, (continued)

	Pension Benefits
	2025	2024	2023
Reporting entity contribution	3,649	3,724	4,268
Benefits paid	(3,649)	(3,724)	(4,268)
Fair value of plan assets at end of year	$ —	$ —	$ —

	Pension Benefits
	2025	2024	2023
Components:
Accrued benefit costs	$ 27,563	$ 31,465	$ 34,049
Liability (asset) for pension benefits	(1,457)	(2,225)	(2,273)
Assets and liabilities recognized:
Liabilities recognized	26,106	29,240	31,776
Unrecognized liabilities (assets)	(1,457)	(2,225)	(2,273)

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2025	2024	2023
Interest cost	1,511	1,560	1,763
Amount of recognized gains	(1,764)	(420)	(399)
Total net periodic benefit cost	$ (253)	$ 1,140	$ 1,364

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:

	Pension Benefits
	2025	2024	2023
Items not yet recognized as a component of net periodic cost - prior year	$ (2,225)	$ (2,273)	$ (2,588)
Net loss arising during the period	(996)	(372)	(84)
Net gain recognized	1,764	420	399
Items not yet recognized as a component of net
periodic cost - current year	$ (1,457)	$ (2,225)	$ (2,273)

The weighted-average discount rate assumptions at December 31 are as follows:

	Pension Benefits
	2025	2024	2023
Net periodic benefit cost	5.28%	5.43%	3.08%
Projected benefit obligation	5.44%	5.28%	5.43%

Future expected pension benefit payments are as follows:

Year	Amount
2026	$ 3,472
2027	3,347
2028	3,221
2029	3,097
2030	2,972
2031-2035	11,886

38

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the NQ plans is as follows:

December 31
	2025	2024
Accumulated benefit obligation	$ 26,106	$ 29,239
Projected benefit obligation (PBO)	$ 26,106	$ 29,239
Funded status (PBO - Plan assets)	$ 26,106	$ 29,239

Unrecognized items:
Unrecognized gains, net of tax	$ (1,151)	$ (1,758)
Total unrecognized items, net of tax	$ (1,151)	$ (1,758)

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. Plan assets are held in separate accounts of the Company. The Company participates in a postretirement benefit plan sponsored by AHC. The expenses recognized by the Company for the Plan and the postretirement benefit plan were not material for 2025, 2024, or 2023.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $18,857, $19,027, and $18,281 in 2025, 2024, and 2023, respectively.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $216,574 in dividends in 2026, without prior approval. The Company did not pay ordinary dividends to AHC, its parent, in 2025, 2024, or 2023.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2025	2024	2023
Unrealized capital gains, net of taxes	$ 134,593	$ 110,958	$ 87,325
Nonadmitted asset values	(308,755)	(272,682)	(231,533)
Asset valuation reserve	(325,047)	(354,449)	(336,910)

39

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued or paid until written approval has been received. Interest of $4,100 was paid in 2025, 2024, and 2023 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes was $49,993 and $49,984 at December 31, 2025 and 2024, respectively. There is no unapproved interest and principal. The life-to-date interest expense recognized on the Notes as of December 31, 2025 is $118,866. There has been no principal paid during the life of the Notes as of December 31, 2025. The interest offset percentage is 100%. The Notes holder, the asset issuer and the liquidity source are not related parties. The Notes are not contractually linked and the Notes payments are not subject to administrative offsetting provisions. Cash received upon issuance was not used to purchase an asset directly from the holder of the surplus note.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2025, the Company had outstanding agreements to fund mortgages totaling $126,459. In addition at December 31, 2025, the Company has committed to invest $362,332 in equity-type limited partnerships and $168,672 in bonds in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2025, 2024, and 2023, the charge to operations related to these assessments was not material. The estimated liability for future guaranty fund assessments of $3,001 and $4,989 at December 31, 2025 and 2024, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2025 and 2024, the Company had a related receivable of $2,701 and $4,332, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2025 and 2024 are as follows:

	2025	2024
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$ 8,842	$ 4,844
Decreases during the year
Premium tax offset applied	(1,138)	(397)
Charge off of estimated premium tax offset	(1,630)	—
	(2,768)	(397)
Increases during the year
Estimated premium tax offset	—	818
Assessments paid	428	3,577
	428	4,395
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$ 6,502	$ 8,842

40

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

The Company recognizes liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets related to the Penn Treaty/ANIC insolvency. As of December 31, 2025, the undiscounted and discounted guaranty fund assessments were $6,877 and $2,598, and the related undiscounted and discounted assets were $5,244 and $2,032. As of December 31, 2024, the undiscounted and discounted guaranty fund assessments were $6,961 and $2,682, and the related undiscounted and discounted assets were $5,076 and $2,033.

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations. There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2025 and 2024.

Uncollectibility of Assets

The Company had admitted assets of $16,431 and $14,406 at December 31, 2025 and 2024, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASC Plans

The gain (loss) from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2025	2024	2023
Gross reimbursement for medical cost incurred	$ 249,726	$ 227,572	$ 212,227
Other income or expenses (including interest paid to or received from plans)	25,358	23,732	24,431
Gross expenses incurred (claims and administrative)	275,084	251,304	236,658

Net gain (loss) from operations	$ 1,827	$ 1,249	$ (106)

NOTE 10 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, for which direct premiums written exceed 5% of total capital and surplus. The third party administers ordinary life and individual annuity business and does not have an exclusive contract. The third party has been granted the authority for policy administration, claims payment, claims adjustment, reinsurance ceding, binding authority and premium collection. The total amount of direct premiums administered was $203,739, $552,348, and $342,707 for the years ended December 31, 2025, 2024, and 2023, respectively. Another third-party administrator, which administered group accident and health business, does not have an exclusive contract, and has been granted the authority for binding authority and premium collection. Direct premiums administered were $126,718, $119,830, and $115,530 for the years ended December 31, 2025, 2024, and 2023, respectively. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums administered by third-party administrators was $492,298, $830,868, and $613,333 for the years ended December 31, 2025, 2024, and 2023, respectively.

NOTE 11 - OTHER ITEMS

Securities on Deposit

Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $111,292 and $127,093 and cash of $1,899 and $9,919 at December 31, 2025 and 2024, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

41

NOTE 12 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2025 and through March 30, 2026, the date the financial statements were available to be issued.

NOTE 13 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company recaptured previously ceded business related to a reinsurer under an order of rehabilitation, due to a liquidation order effective September 30, 2023. The impacts from the liquidation order resulted in the recording of a $5,054 and $5,302 recoverable at December 31, 2025 and 2024, respectively, as an estimate of settlement from the reinsurer's estate. This recoverable consists of paid claims and waived and unearned premiums.

On December 31, 2025, the Company amended certain reinsurance agreements under which all previously ceded business was recaptured in exchange for a one-time recapture payment of $9,091. As a result of the recapture payment, $6,543 of ceded commission and $2,548 of ceded renewal premium was recorded in Commissions and expense allowances on reinsurance ceded and Premium income, respectively, in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company.

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2025	2024	2023
Assumed	$ 101,473	$ 96,572	$ 108,381
Ceded	(317,665)	(296,232)	(286,288)
Reinsurance premiums, net	$ (216,192)	$ (199,660)	$ (177,907)

The Company did not have any affiliated transactions through reinsurance operations for premium income, commission expense allowances, benefits to policyholders and reserves for life, accident and health policies that were more than half of 1% of the Company's admitted assets for the years ended December 31, 2025, 2024, and 2023.

Effective October 1, 2019, the Company entered into a combination coinsurance/quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with a third party. This agreement covers policies sold through June 30, 2024.  Amortization of $4,947 and $4,266, which is based on the growth of the funds withheld liability, was recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2025 and 2024, respectively. Effective December 1, 2024 the Company entered into a quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with an additional third party. This agreement included policies sold on or after July 1, 2024.

42

NOTE 13 - REINSURANCE, (continued)

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2025 and 2024, invested assets of $883,591 and $896,696, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 2.9% and 3.1% of the Company’s admitted assets at December 31, 2025 and 2024, respectively.

No reinsurance contracts with risk-limiting features were identified for disclosure in any year.

NOTE 14 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2025	2024	2023
Total reserve for unpaid claims at January 1	$ 387,210	$ 373,034	$ 356,953
Less reinsurance assumed	(14,918)	(16,234)	(16,244)
Plus reinsurance ceded	216,426	202,128	192,807
Direct balance	588,718	558,928	533,516

Incurred related to:
Current year	973,098	920,602	831,876
Prior year	(21,568)	(3,346)	(4,967)
Total incurred	951,530	917,256	826,909

Paid related to:
Current year	804,431	782,116	699,500
Prior year	106,995	105,350	101,997
Total paid	911,426	887,466	801,497

Direct balance	628,822	588,718	558,928
Plus reinsurance assumed	14,806	14,918	16,234
Less reinsurance ceded	(229,424)	(216,426)	(202,128)
Total reserve for unpaid claims at December 31	$ 414,204	$ 387,210	$ 373,034

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $21,568, $3,346, and $4,967 for the years ended December 31, 2025, 2024, and 2023, respectively. During 2025, incurred claims were negative for prior year primarily due to favorable claim runout for both group dental and disability products. During 2024 and 2023, incurred claims were negative for prior year primarily due to favorable claim runout for group dental products partially offset by unfavorable claim runout for disability products. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2025.

The Company paid and incurred assumed and ceded reinsurance claims as follows:

	2025	2024	2023
Paid assumed reinsurance claims	$ 79,391	$ 79,533	$ 80,811
Incurred assumed reinsurance claims	$ 79,279	$ 78,217	$ 80,801

Paid ceded reinsurance claims	$ 34,533	$ 33,118	$ 31,346
Incurred ceded reinsurance claims	$ 47,531	$ 47,416	$ 40,667

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

43

NOTE 15 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed direct reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

As of December 31, 2025 and 2024, respectively, the Company had $1,195,979 and $1,397,738 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $22,920 and $23,629 at December 31, 2025 and 2024, respectively.

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2025
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	3,341,312	—	3,341,312	39.6%
At fair value	—	2,193,442	2,193,442	26.0%
Total with adjustment or at fair value	3,341,312	2,193,442	5,534,754	65.6%
At book value without adjustment
(minimal or no charge)	1,940,442	—	1,940,442	23.0%
Not subject to discretionary withdrawal	955,516	—	955,516	11.4%
Total gross	6,237,270	2,193,442	8,430,712	100.0%
Reinsurance ceded	647,942	—	647,942
Total individual annuity reserves	$ 5,589,328	$ 2,193,442	$ 7,782,770
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 475,872	$ —	$ 475,872

44

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2025
	General Account	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 1,051,627	$ —	$ 1,051,627	12.3%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	7,406,276	7,406,276	86.4%
Total with adjustment or at fair value	1,051,627	7,406,276	8,457,903	98.7%
At book value without adjustment
(minimal or no charge)	90,536	—	90,536	1.1%
Not subject to discretionary withdrawal	26,873	—	26,873	0.2%
Total gross	1,169,036	7,406,276	8,575,312	100.0%
Reinsurance ceded	8,914	—	8,914
Total group annuity reserves	$ 1,160,122	$ 7,406,276	$ 8,566,398
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 280,175	$ —	$ 280,175	15.7%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	379,872	379,872	21.2%
Total with adjustment or at fair value	280,175	379,872	660,047	36.9%
At book value without adjustment
(minimal or no charge)	402,050	—	402,050	22.5%
Not subject to discretionary withdrawal	727,645	—	727,645	40.6%
Total gross	1,409,870	379,872	1,789,742	100.0%
Reinsurance ceded	330	—	330
Total deposit-type funds	$ 1,409,540	$ 379,872	$ 1,789,412
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 8,158,990	$ 9,979,590	$ 18,138,580
45

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2024
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	3,192,063	—	3,192,063	39.0%
At fair value	—	2,207,123	2,207,123	27.0%
Total with adjustment or at fair value	3,192,063	2,207,123	5,399,186	66.0%
At book value without adjustment
(minimal or no charge)	1,877,039	—	1,877,039	22.9%
Not subject to discretionary withdrawal	910,189	—	910,189	11.1%
Total gross	5,979,291	2,207,123	8,186,414	100.0%
Reinsurance ceded	651,627	—	651,627
Total individual annuity reserves	$ 5,327,664	$ 2,207,123	$ 7,534,787
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 327,756	$ —	$ 327,756

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 889,681	$ —	$ 889,681	11.1%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	6,963,887	6,963,887	87.2%
Total with adjustment or at fair value	889,681	6,963,887	7,853,568	98.3%
At book value without adjustment
(minimal or no charge)	101,597	—	101,597	1.3%
Not subject to discretionary withdrawal	29,604	—	29,604	0.4%
Total gross	1,020,882	6,963,887	7,984,769	100.0%
Reinsurance ceded	9,761	—	9,761
Total group annuity reserves	$ 1,011,121	$ 6,963,887	$ 7,975,008
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
46

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2024
	General Account	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 262,230	$ —	$ 262,230	16.6%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	384,837	384,837	24.4%
Total with adjustment or at fair value	262,230	384,837	647,067	41.0%
At book value without adjustment
(minimal or no charge)	207,286	—	207,286	13.1%
Not subject to discretionary withdrawal	723,769	—	723,769	45.9%
Total gross	1,193,285	384,837	1,578,122	100.0%
Reinsurance ceded	397	—	397
Total deposit-type funds	$ 1,192,888	$ 384,837	$ 1,577,725
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 7,531,673	$ 9,555,847	$ 17,087,520

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2025	2024
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$ 6,726,378	$ 6,316,848
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	23,072	21,937
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,409,540	1,192,888
Subtotal	8,158,990	7,531,673
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	9,599,718	9,171,010
Exhibit 4, Line 9, Column 1	379,872	384,837
Subtotal	9,979,590	9,555,847
Total	$ 18,138,580	$ 17,087,520

47

NOTE 17 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2025
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 956,382	$ 907,899	$ 966,310	$ —	$ —	$ —
Universal life with secondary guarantees	740,644	617,760	1,305,496	—	—	—
Indexed universal life	12,169	11,437	12,219	—	—	—
Indexed universal life with secondary guarantees	1,731,188	1,337,261	1,573,945	—	—	—
Other permanent cash value life insurance	—	1,770,849	3,002,306	—	—	—
Variable universal life	140,280	1,352,935	151,486	1,302,916	—	1,299,133
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	492,688	XXX	XXX	—
Accidental death benefits	XXX	XXX	351	XXX	XXX	—
Disability - active lives	XXX	XXX	20,163	XXX	XXX	—
Disability - disabled lives	XXX	XXX	22,030	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	85,545	XXX	XXX	—
Total gross	3,580,663	5,998,141	7,632,539	1,302,916	—	1,299,133
Reinsurance ceded	—	—	557,870	—	—	—
Total life reserves	$ 3,580,663	$ 5,998,141	$ 7,074,669	$ 1,302,916	$ —	$ 1,299,133

	2024
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 996,993	$ 946,535	$ 1,006,328	$ —	$ —	$ —
Universal life with secondary guarantees	743,684	614,536	1,286,146	—	—	—
Indexed universal life	13,832	12,471	13,959	—	—	—
Indexed universal life with secondary guarantees	1,500,201	1,150,310	1,424,274	—	—	—
Other permanent cash value life insurance	—	1,733,973	2,910,875	—	—	—
Variable universal life	135,447	1,244,884	146,615	1,193,954	—	1,189,416
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	500,944	XXX	XXX	—
Accidental death benefits	XXX	XXX	344	XXX	XXX	—
Disability - active lives	XXX	XXX	22,278	XXX	XXX	—
Disability - disabled lives	XXX	XXX	22,232	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	76,958	XXX	XXX	—
Total gross	3,390,157	5,702,709	7,410,953	1,193,954	—	1,189,416
Reinsurance ceded	—	—	576,609	—	—	—
Total life reserves	$ 3,390,157	$ 5,702,709	$ 6,834,344	$ 1,193,954	$ —	$ 1,189,416

48

NOTE 17 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2025	2024
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$ 6,965,126	$ 6,733,319
Exhibit 5, Accidental Death Benefits Section, Total (net)	331	322
Exhibit 5, Disability - Active Lives Section, Total (net)	9,206	9,761
Exhibit 5, Disability - Disabled Lives Section, Total (net)	15,371	15,086
Exhibit 5, Miscellaneous Reserves Section, Total (net)	84,635	75,856
Subtotal	7,074,669	6,834,344
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	1,299,133	1,189,416
Subtotal	1,299,133	1,189,416
Total	$ 8,373,802	$ 8,023,760

NOTE 18 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$ 5,657	$ (857)	$ 5,047	$ (462)
Ordinary renewal	$ 47,448	$ 50,409	$ 45,995	$ 52,586
Total	$ 53,105	$ 49,552	$ 51,042	$ 52,124

NOTE 19 - SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2025, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account. In accordance with the products/transactions recorded within the separate account, assets are considered legally separated or legally insulated from the general account. As of December 31, 2025 and 2024, the Company’s Separate Accounts included legally insulated assets of $11,287,354 and $10,756,291, respectively. The assets of the separate account are carried at NAV.

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company does not engage in securities lending transactions within the separate account.

49

NOTE 19 - SEPARATE ACCOUNTS, (continued)

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2025	2024	2023
For the year ended December 31:
Premiums, considerations or deposits	$ 870,039	$ 912,398	$ 992,717
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$ 11,278,756	$ 10,745,264

Reserves subject to discretionary withdrawal:
At fair value	$ 11,278,756	$ 10,745,264
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$ 11,278,756	$ 10,745,264

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2025	2024	2023
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts	$ 840,697	$ 879,909	$ 957,081
Transfers from the separate accounts	(1,751,806)	(1,831,259)	(1,444,282)
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$ (911,109)	$ (951,350)	$ (487,201)

50